1 $295,099,783
                                (APPROXIMATE) (1)
                                 GSAMP 2002-HE2
                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        ESTIMATED
                                                                                          AVG.       PRINCIPAL
                    APPROXIMATE                           EXPECTED       INITIAL          LIFE        PAYMENT       MOODY'S/S&P/FITC
                     PRINCIPAL            PRIMARY         CREDIT      PASS-THROUGH       (YRS)         WINDOW            EXPECTED
  CERTIFICATES        BALANCE         COLLATERAL GROUP     SUPPORT      RATE (2)          (3)          (3)(4)            RATINGS
----------------------------------------------------------------------------------------------------------------------------------
A-1 (NOT OFFERED)       N/A                N/A              N/A             N/A            N/A           N/A              N/A
A-2 (NOT OFFERED)       N/A                N/A              N/A             N/A            N/A           N/A              N/A

A-3                $ 217,914,000        Group III          5.35%       LIBOR + 0.46%       2.63     01/03 - 01/10      Aaa/AAA/AAA

B-1                $  43,332,000    Group I, II & III      3.75%       LIBOR + 3.00%       4.73     01/06 - 01/10     BAA1/A-/BBB+

B-2                $  33,853,272    Group I, II & III      2.50%       LIBOR + 4.00%       4.70     01/06 - 01/10     Baa2/BBB+/BBB

   TOTAL           $ 295,099,783(1)
----------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(2) See the description of the Pass-Through Rates on the Certificates in this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in October 2032.

SELECTED MORTGAGE POOL DATA(5)



------------------------------------------------------------------------------------------------------------------------------------
                                              GROUP I                    GROUP II                  GROUP III
                                   -------------------------------------------------------------------------------
                                    ADJUSTABLE   FIXED RATE     ADJUSTABLE                   ADJUSTABLE
                                       RATE                        RATE        FIXED RATE       RATE      FIXED RATE    AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------
 SCHEDULED PRINCIPAL
   BALANCE:                      $1,141,707,556  $487,083,355  $687,134,027  $162,099,678  $193,994,100  $36,236,447 $2,708,255,162
 NUMBER OF MORTGAGE LOANS:               10,450         5,985         4,877         1,416           568          106         23,402
 AVG. SCHEDULED PRINCIPAL
   BALANCE:                            $109,254       $81,384      $140,893      $114,477      $341,539     $341,853       $115,728
 WTD. AVG. GROSS COUPON:                  9.496%        9.939%        9.275%        9.640%        8.741%       8.814%         9.465%
 WTD. AVG. NET COUPON(6):                 8.986%        9.429%        8.765%        9.130%        8.231%       8.304%         8.955%
 WTD. AVG. ORIGINAL FICO SCORE:             626           638           615           632           636          657            627
 WTD. AVG. ORIGINAL LTV RATIO:            86.78%        86.00%        86.43%        85.57%        85.98%       84.55%         86.39%
 WTD. AVG. CURRENT AMORTIZED LTV
 RATIO:                                   85.91%        84.25%        85.92%        84.62%        85.29%       83.65%        85.46%
 WTD. AVG.  STD. REMAINING TERM
 (MO.):                                     343           273           350           296           348          315            329
 WTD. AVG.  SEASONING (MO.):                 17            23             9            13            12           15             15
 WTD. AVG.  MONTHS TO ROLL(7):               13           N/A            19           N/A            16          N/A             15
 WTD. AVG.  GROSS MARGIN(7):               6.86%          N/A          7.51%          N/A          6.47%         N/A           7.04%
 WTD. AVG.  INITIAL RATE CAP(7):           2.60%          N/A          2.52%          N/A          2.60%         N/A           2.57%
 WTD. AVG. PERIODIC RATE CAP(7):           1.21%          N/A          1.23%          N/A          1.27%         N/A           1.22%
 WTD. AVG. GROSS MAX.  LIFETIME
 RATE(7):                                 15.86%          N/A         15.59%          N/A         15.13%         N/A          15.70%
---------------------------------------------------------------------------------------------------------------------------------

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(6) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(7) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

o The collateral consists of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") purchased from Household Finance Corporation and certain affiliates of Household Finance Corporation (collectively, the "Household Sellers"). The loans were purchased from the portfolio of Household Mortgage Services, a division of Household Finance Corporation which purchases loans in the secondary market from correspondents.

o No Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost" loan under any other applicable state, federal or local law.

o The Class A Certificates will be insured by AMBAC Assurance Corporation ("AMBAC")

o Credit support for the Certificates will be provided through a senior/subordinated structure and overcollateralization of 2.50%.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o The Deal will be modeled on Intex as "GSA02HE2" and on Bloomberg as "GSAMP 02-HE2".

o The Certificates in the table above (other than Class A-1 and Class A-2 Certificates) will be registered under a registration statement filed with the Securities and Exchange Commission.


TIME TABLE
----------

EXPECTED CLOSING DATE:              December 30th, 2002

CUT-OFF DATE:                       December 1st, 2002

EXPECTED PRICING DATE:              On or Before December 20th, 2002

FIRST DISTRIBUTION DATE:            January 20th, 2003

KEY TERMS
---------

OFFERED CERTIFICATES:               Class A-3, B-1 and B-2 Certificates

DEPOSITOR:                          GS Mortgage Securities Corp.

SERVICER:                           Litton Loan Servicing LP

FINANCIAL GUARANTEE PROVIDER:       A certificate guaranty insurance policy
                                    will be issued with respect to the Class A certificates by AMBAC Assurance Corp.
                                    ("AMBAC"). The Financial Guarantee
                                    Provider will unconditionally and
                                    irrevocably guarantee timely payments of interest and the full payment of principal on the final maturity date, for the Class
                                    A Certificates.

TRUSTEE:                            Deutsche Bank National Trust Company

SERVICING FEE:                      50 bps

TRUSTEE FEE:                        Approximately 1 bp

DISTRIBUTION DATE:                  20th day of the month or the following
                                    Business Day

RECORD DATE:                        For any Distribution Date, the last
                                    Business Day of the accrual period

DELAY DAYS:                         0 day delay on all Certificates

DAY COUNT:                          Actual/360 basis

INTEREST ACCRUAL:                   The prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT ASSUMPTION:      Adjustable rate mortgage loans: 28% Fixed
                                    rate mortgage loans: 25%

MORTGAGE LOANS:                     The Trust will consist of three groups of
                                    sub-prime fixed and adjustable rate, first lien residential mortgage loans.

GROUP I MORTGAGE LOANS:             Approximately $1,628,790,911 of Mortgage
                                    Loans with original principal balances
                                    that conform to the original principal
                                    balance limits for one- to four-family
                                    residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP II MORTGAGE LOANS:            Approximately $849,233,705 of Mortgage
                                    Loans with original principal balances
                                    that conform to the original principal
                                    balance limits for one- to four-family
                                    residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae. GROUP
                                    III MORTGAGE LOANS: Approximately
                                    $230,230,546 of Mortgage Loans with
                                    original principal balances that may or
                                    may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.
                                    INITIALEXCESS SPREAD: The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC (1):               9.465%

                                    Less Fees & Expenses (2):            0.690%
                                                                         ------
                                    Net WAC (1):                         8.775%
                                      Less Initial Certificate Coupon
                                      (Approx.)(3):                      2.037%
                                                                         ------
                                    Initial Excess Spread (1)(3):        6.738%

                                     (1)    This amount will vary on each
                                            distribution date based on changes
                                            to the weighted average interest
                                            rate on the Mortgage Loans as well
                                            as any changes in day count.

                                     (2)    Includes the Servicing Fee, Trustee
                                            Fee and Financial Guarantee Provider
                                            insurance premium rate.

                                     (3)    Assumes 1-month LIBOR equal to
                                            1.4200%, initial marketing spreads
                                            and a 30-day month. This amount will
                                            vary on each distribution date based
                                            on changes to the weighted average
                                            Pass-Through Rates on the Offered
                                            Certificates as well as any changes
                                            in day count.

SERVICER ADVANCING:                 Yes as to principal and interest, subject
                                    to recoverability

COMPENSATING INTEREST:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the Prepayment Interest
                                    Shortfalls on the Mortgage Loans for the related Distribution Date resulting from
                                    Principal Prepayments on the Mortgage
                                    Loans during the related Prepayment Period and (B) 50% of its aggregate Servicing Fee received for the related Distribution
                                    Date.

OPTIONAL CLEAN-UP CALL:             The transaction has a 10% optional
                                    clean-up call to be held by the majority holder of the excess cash flow certificates, and subject to certain requirements in the pooling and servicing agreement a 5% optional clean-up call will be held by the Servicer.

RATING AGENCIES:                    Moody's Investors Service, Inc., Standard
                                    & Poor's Ratings Group, and Fitch Ratings

MINIMUM DENOMINATION:               $25,000 with regards to the Class A-3
                                    Certificates (together with the Class A-1 and the Class A-2 Certificates, the "Class
                                    A Certificates") and $250,000 with regards to the Class B-1 and Class B-2
                                    Certificates.

LEGAL INVESTMENT:                   It is anticipated that the Class A-3
                                    Certificates will be SMMEA eligible.

ERISA ELIGIBLE:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel.

TAX TREATMENT:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited
                                    extent, interests in certain basis risk
                                    interest carryover payments pursuant to
                                    the payment priorities in the transaction;
                                    which interest in certain basis risk
                                    interest carryover payments will be
                                    treated for tax purposes as an interest
                                    rate cap contract.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PROSPECTUS:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the Step-Down Date. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 2.50% overcollateralization (funded upfront) (After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) an insurance policy provided by the Financial Guarantee Provider for the benefit of the Class A Certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

 (x)   the Distribution Date occurring in January 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 10.70%.

---------------------------------------------------------------------------------------------------------------
                CLASS                    INITIAL SUBORDINATION PERCENTAGE         STEP-DOWN DATE PERCENTAGE
---------------------------------------------------------------------------------------------------------------
                 A-1                                   5.35                                 10.70
---------------------------------------------------------------------------------------------------------------
                 A-2                                   5.35                                 10.70
---------------------------------------------------------------------------------------------------------------
                 A-3                                   5.35                                 10.70
---------------------------------------------------------------------------------------------------------------
                 B-1                                   3.75                                  7.50
---------------------------------------------------------------------------------------------------------------
                 B-2                                   2.50                                  5.00
---------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds the sum of [ %] of the prior period's specified enhancement percentage to be specified in the Prospectus for the Adjustable Rate Mortgage Loans and [ %] of the prior period's specified enhancement percentage to be specified in the Prospectus for the Fixed Rate Mortgage Loans (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent), or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
         DISTRIBUTION DATES                               CUMULATIVE REALIZED LOSS PERCENTAGE
----------------------------------------------------------------------------------------------------------------
 January 2006 - December 2006          3.500% for the first month, plus an additional 1/12th of 1.650% for each month thereafter (e.g., approximately 3.638% in February 2006)
----------------------------------------------------------------------------------------------------------------
January 2007 - December 2007           5.150% for the first month, plus an additional 1/12th of 1.350% for each month thereafter (e.g., approximately 5.263% in February 2007)
----------------------------------------------------------------------------------------------------------------
January 2008 - December 2008           6.500% for the first month, plus an additional 1/12th of 0.900% for each month thereafter (e.g., approximately 6.575 in February 2008)
----------------------------------------------------------------------------------------------------------------
January 2009 - December 2009           7.400% for the first month, plus an additional 1/12th of 0.100% for each month thereafter (e.g., approximately 7.408% in February 2009)
----------------------------------------------------------------------------------------------------------------
       January 2010 and after                                           7.500%
----------------------------------------------------------------------------------------------------------------

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class B-1 and B-2 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS A-3 PASS-THROUGH RATE. The Class A-3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.46% (0.92% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 3.00% (4.50% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 4.00% (6.00% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the Excess Spread Reserve Rate, and solely for purposes of determining the Pass-Through Rates on the Class A Certificates, the Financial Guarantee Provider insurance premium rate (all calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the Excess Spread Reserve Rate, and solely for purposes of determining the Pass-Through Rates on the Class A Certificates, the Financial Guarantee Provider insurance premium rate (all calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the Excess Spread Reserve Rate, and solely for purposes of determining the Pass-Through Rates on the Class A Certificates, the Financial Guarantee Provider insurance premium rate (all calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

LOAN GROUP III CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the Excess Spread Reserve Rate, and solely for purposes of determining the Pass-Through Rates on the Class A Certificates, the Financial Guarantee Provider insurance premium rate (all calculated on an actual/360 day count basis).

EXCESS SPREAD RESERVE RATE. As to any Distribution Date, 0.60% per annum.

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-3 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3 Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-3 Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap).

CLASS B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates pro rata with the Financial Guarantee Provider for accrued and unpaid certificate insurance premiums for that Distribution Date and reimbursements for prior unreimbursed draws for interest payments to that class based on that group's pro rata portion of the certificate insurance premium, (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates pro rata with the Financial Guarantee Provider for accrued and unpaid certificate insurance premiums for that Distribution Date and reimbursements for prior unreimbursed draws for interest payments to that class based on that group's pro rata portion of the certificate insurance premium, and (3) from Interest Remittance Amounts related to the Group III Mortgage Loans, to the Class A-3 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-3 Certificates from prior Distribution Dates pro rata with the Financial Guarantee Provider for accrued and unpaid certificate insurance premiums for that Distribution Date and reimbursements for prior unreimbursed


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            draws for interest payments to that class based on that group's pro rata portion of the certificate insurance premium; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1),
            (2), or (3) above, any Interest Remittance Amount relating to the other groups of Mortgage Loans remaining after making the related payments set forth in clause (1), (2), or (3) above will be available to cover that shortfall;

      (ii)  to the Class B-1 Certificates, its Accrued Certificate Interest, and

      (iii) to the Class B-2 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) the Group II Principal Distribution Amount will be distributed to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the Group III Principal Distribution Amount will be distributed to the Class A-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(d) to the Financial Guarantee Provider, reimbursements for unreimbursed draws to pay principal,

(e) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) through (d) will be distributed in the following order of priority:

(i) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero, and

(ii) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.


On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(d) to the Financial Guarantee Provider, reimbursements for unreimbursed draws to pay principal,

(e) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) through (d) will be distributed in the following order of priority:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (ii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated among the Class A-1 Certificates, the Class A-2 Certificates, and the Class A-3 Certificates based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of any group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other groups of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Financial Guarantee Provider, reimbursements for any remaining prior unreimbursed draws under the Class A certificate insurance policy for either interest or principal payments to the Class A certificates, as well as other amounts owed to the Financial Guarantee Provider,

      (ii)  to the Class B-1 Certificates, the unpaid interest shortfall amount,

      (iii) to the Class B-2 Certificates, the unpaid interest shortfall amount,

      (iv) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates, and

      (v) sequentially, to Classes B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated sequentially to the Class B-2 and Class B-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees, the trustee fees and the Financial Guarantee Provider insurance premium.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

GROUP III PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the servicing fee, the trustee fee and the Financial Guarantee Provider insurance premium), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (iii) in the case of the Class A-3 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.50% and
(ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE(1)


 PRODUCT             NO PENALTY     0-12 MONTHS   13-24 MONTHS     25-36 MONTHS     37-48 MONTHS      49-60 MONTHS         TOTAL
 -------             ----------     -----------   ------------     ------------     ------------      ------------         -----
2 Yr. Hybrid        $240,823,880   $371,444,136   $546,927,823    $269,111,550       $28,697,069       $17,743,792   $1,474,748,251
3 Yr. Hybrid          61,495,407     55,228,633    196,285,816     212,856,521        14,993,615         1,706,323      542,566,315
Fixed Rate           191,184,592     50,103,645     91,387,103      91,876,049        70,433,340        36,740,803      531,725,532
Fixed Balloon         57,119,463     20,940,207     26,915,107      26,038,193        15,820,030         6,861,946      153,693,947
Other ARMs             3,060,016      1,229,136        637,711         496,463                 0            97,791        5,521,117
                    ------------   ------------   ------------    ------------      ------------       -----------   --------------
TOTAL               $553,682,359   $498,945,757   $862,153,560    $600,378,777      $129,944,054       $63,150,656   $2,708,255,162
                    ============   ============   ============    ============      ============       ===========   ==============


 PRODUCT             NO PENALTY      0-12 MONTHS   13-24 MONTHS    25-36 MONTHS     37-48 MONTHS      49-60 MONTHS
 -------             ----------      -----------   ------------    ------------     ------------      ------------
2 Yr. Hybrid               16.33%         25.19%         37.09%          18.25%             1.95%             1.20%
3 Yr. Hybrid               11.33          10.18          36.18           39.23              2.76              0.31
Fixed Rate                 35.96           9.42          17.19           17.28             13.25              6.91
Fixed Balloon              37.16          13.62          17.51           16.94             10.29              4.46
Other ARMs                 55.42          22.26          11.55            8.99              0.00              1.77
-------------        -----------     -----------   ------------    ------------     ------------      ------------
TOTAL                      20.44%         18.42%         31.83%          22.17%             4.80%             2.33%
============         ===========     ==========    ============    ============     ============      ============

      (1) Represents the remaining prepayment penalty terms on the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA


                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                  $2,708,255,162
NUMBER OF MORTGAGE LOANS:                                             23,402
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                $115,728
WEIGHTED AVERAGE GROSS COUPON:                                         9.465%
WEIGHTED AVERAGE NET COUPON:                                           8.955%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                    627
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                   86.39%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                          85.46%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                         329
WEIGHTED AVERAGE SEASONING (MONTHS):                                      15
WEIGHTED AVERAGE MONTHS TO ROLL:                                          15
WEIGHTED AVERAGE GROSS MARGIN:                                          7.04%
WEIGHTED AVERAGE INITIAL RATE CAP:                                      2.57%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                     1.22%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                          15.70%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                              PCT. OF
                                              MORT.
                     NUMBER     AGGREGATE     POOL BY              WEIGHTED              WEIGHTED   PCT.
   CURRENT             OF       PRINCIPAL     AGG.       WEIGHTED    AVG.       AVERAGE    AVG.     FULL    PCT.
  PRINCIPAL          MORTGAGE    BALANCE      PRIN.        AVG.     ORIG.      PRINCIPAL  ORIG.     DOC.    OWNER
   BALANCE           LOANS     OUTSTANDING     BAL.       COUPON    FICO       BALANCE    LTV       LOAN    OCCUPIED
   -------           -----     -----------     ----       ------    ----       -------    ---       ----    --------
 $0 - $25,000          245      $4,923,931     0.18%      10.992%   631         $20,098   64.49%    82.09%  82.71%
 $25,001 -
 $50,000             2,929     118,943,479     4.39       10.761    616          40,609   78.72     81.40   90.69
 $50,001 -
 $75,000             4,722     298,216,061    11.01       10.149    619          63,155   85.62     85.81   96.41
 $75,001 -
 $100,000            4,364     379,934,210    14.03        9.829    621          87,061   87.29     83.75   97.90
 $100,001 -
 $125,000            3,189     357,691,261    13.21        9.601    624         112,164   87.28     80.35   98.48
 $125,001 -
 $150,000            2,382     325,847,026    12.03        9.500    626         136,796   87.81     78.66   98.82
 $150,001 -
 $175,000            1,622     262,672,663     9.70        9.299    628         161,944   87.80     75.03   99.19
 $175,001 -
 $200,000            1,117     208,930,543     7.71        9.096    631         187,046   86.49     71.17   99.20
 $200,001 -
 $225,000              826     174,869,107     6.46        8.976    632         211,706   85.85     69.39   98.89
 $225,001 -
 $250,000              568     134,805,312     4.98        8.969    634         237,333   86.45     68.82   99.30
 $250,001 -
 $275,000              415     108,679,918     4.01        8.882    635         261,879   86.51     70.64   98.80
 $275,001 -
 $350,000              781     240,948,423     8.90        8.828    638         308,513   86.19     61.60   99.11
 $350,001 -
 $450,000              239      90,346,220     3.34        8.682    641         378,018   84.94     63.59   98.34
 $450,001 -
 $550,000                3       1,447,007     0.05        7.439    694         482,336   80.96    100.00  100.00
                    ------  --------------   ------       -----     ---        --------   -----     -----   -----
 TOTAL              23,402  $2,708,255,162   100.00%      9.465%    627        $115,728   86.39%    76.16%  98.10%
                    ======  ==============   ======       =====     ===        ========   =====     =====   =====


                          DISTRIBUTION BY CURRENT RATE

                                                     PCT. OF
                                                     MORT.
                          NUMBER      AGGREGATE      POOL BY                    WEIGHTED              WEIGHTED     PCT.
                            OF        PRINCIPAL      AGG.        WEIGHTED         AVG.   AVERAGE        AVG.       FULL    PCT.
   CURRENT                MORTGAGE     BALANCE       PRIN.        AVG.           ORIG.   PRINCIPAL     ORIG.       DOC.   OWNER
    RATE                   LOANS     OUTSTANDING       BAL.      COUPON          FICO    BALANCE        LTV        LOA   OCCUPIED
    ----                   -----     -----------     ------      ------          ------   -------       ---        ----  --------
 5.50- 5.99%                 1         $106,099        0.00%     5.500%          690      $106,099      87.30%     0.00%   00.00%

 6.00- 6.49%                18        1,961,421        0.07      6.208           624       108,968      84.22     85.60   100.00

 6.50- 6.99%               159       26,646,546        0.98      6.868           685       167,588      81.22     93.52   100.00

 7.00- 7.49%               397       68,017,337        2.51      7.287           668       171,328      82.91     82.27    99.51

 7.50- 7.99%             1,645      275,673,577       10.18      7.813           654       167,583      83.81     70.45    99.05

 8.00- 8.49%             1,447      214,449,737        7.92      8.270           644       148,238      84.67     70.30    98.78

 8.50- 8.99%             3,861      542,939,679       20.05      8.774           633       140,622      85.49     69.84    98.46

 9.00- 9.49%             2,287      282,691,065       10.44      9.257           625       123,608      86.80     75.87    98.53

 9.50- 9.99%             4,507      506,416,826       18.70      9.776           620       112,362      87.41     77.83    97.62

 10.00-10.49%            2,096      203,510,971        7.51     10.257           614        97,095      88.25     81.75    97.92

 10.50-10.99%            3,083      290,393,627       10.72     10.750           611        94,192      88.28     81.33    97.46

 11.00-11.49%            1,335      111,549,805        4.12     11.239           606        83,558      88.53     84.81    96.95

 11.50-11.99%            1,451      113,431,339        4.19     11.740           602        78,175      88.18     81.17    96.61

 12.00-12.49%              480       32,865,842        1.21     12.229           600        68,471      86.59     83.52    96.57

 12.50-12.99%              417       26,359,139        0.97     12.728           602        63,211      86.29     81.09    96.73

 13.00-13.49%              114        5,884,253        0.22     13.208           596        51,616      83.42     78.86    96.93

 13.50-13.99%               76        4,099,785        0.15     13.724           583        53,945      80.34     86.14    93.46

 14.00-14.49%               17          826,368        0.03     14.163           570        48,610      82.35     89.63    91.42

 14.50-14.99%                8          293,134        0.01     14.764           577        36,642      74.04     62.66    86.15

 15.00-15.49%                1           10,384        0.00     15.350           625        10,384      85.00    100.00   100.00

 15.50-15.99%                2           78,229        0.00     15.528           616        39,115      77.56    100.00   100.00
                        ------   --------------      ------      -----           ---      --------      -----     -----    -----
 TOTAL                  23,402   $2,708,255,162      100.00%     9.465%          627      $115,728      86.39%    76.16%   98.10%
                        ======   ==============      ======      =====           ===      ========      =====     =====    =====

                          DISTRIBUTION BY ORIGINAL FICO

                                           PCT. OF
                                           MORT.
                 NUMBER      AGGREGATE     POOL BY                WEIGHTED               WEIGHTED   PCT.
                 OF          PRINCIPAL     AGG.         WEIGHTED    AVG.       AVERAGE    AVG.      FULL      PCT.
   ORIGINAL      MORTGAGE     BALANCE      PRIN.        AVG.       ORIG.       PRINCIPAL  ORIG.     DOC.     OWNER
     FICO         LOANS     OUTSTANDING     BAL.        COUPON      FICO       BALANCE    LTV       LOAN     OCCUPIED
     ----         -----     -----------     ------      ------      ----       -------    -----    ------   ---------
420-439            1         $104,515       0.00%        11.280%    428        $104,515    60.00%     0.00%    0.00%

440-479            2          103,983       0.00         11.727     477          51,991    64.32    100.00   100.00

480-499           11        1,121,338       0.04         10.708     492         101,940    84.38     95.64   100.00

500-519          571       52,877,673       1.95         10.584     511          92,605    80.09     91.17    99.37

520-539          961       96,637,724       3.57         10.322     530         100,560    82.01     90.03    99.28

540-559        1,407      144,257,507       5.33         10.047     550         102,528    82.77     87.88    98.93

560-579        1,695      175,015,640       6.46          9.825     570         103,254    83.35     85.34    98.68

580-599        3,186      363,415,856      13.42          9.729     590         114,066    87.66     88.56    99.03

600-619        3,505      407,927,659      15.06          9.534     609         116,384    87.43     85.92    98.68

620-639        3,300      388,085,277      14.33          9.367     629         117,602    87.30     77.70    98.14

640-659        3,057      371,333,422      13.71          9.281     649         121,470    87.19     66.46    97.73

660-679        2,188      273,714,447      10.11          9.093     669         125,098    86.64     61.83    97.76

680-699        1,465      181,045,304       6.68          9.117     689         123,580    86.79     56.69    97.14

700-719          851      106,774,038       3.94          9.060     708         125,469    87.12     58.40    96.38

720-739          532       62,951,881       2.32          8.862     729         118,331    87.66     65.61    97.12

740 & Above      670       82,888,901       3.06          8.715     762         123,715    86.29     65.04    94.02
              ------   --------------    ------           -----     ---        --------    -----     -----    -----
 TOTAL        23,402   $2,708,255,162     100.00%         9.465%    627        $115,728    86.39%    76.16%   98.10%
              ======   ==============     ======          =====     ===        ========    =====     =====    =====

                          DISTRIBUTION BY ORIGINAL LTV


<

                                          PCT. OF
                                          MORT.
                NUMBER      AGGREGATE     POOL BY                WEIGHTED               WEIGHTED   PCT.
                OF          PRINCIPAL     AGG.         WEIGHTED    AVG.       AVERAGE    AVG.      FULL      PCT.
   ORIGINAL     MORTGAGE     BALANCE      PRIN.        AVG.       ORIG.       PRINCIPAL  ORIG.     DOC.     OWNER
     FICO        LOANS     OUTSTANDING     BAL.        COUPON      FICO       BALANCE    LTV       LOAN     OCCUPIED
     ----        -----     -----------     ------      ------      ----       -------    -----    ------   ---------
 Below
 40.00%           186       $9,432,636     0.35%      10.078%       605       $50,713    32.70%     65.02%     94.35%
 40 - 49.99%      201       11,908,344     0.44        9.882        609        59,245    45.63      68.49      95.69
 50 - 59.99%      371       28,962,686     1.07        9.581        608        78,067    55.03      59.31      91.67
 60 - 69.99%      741       66,003,024     2.44        9.637        611        89,073    65.17      57.99      90.20
 70 - 79.99%    2,590      251,206,910     9.28        9.508        616        96,991    75.41      60.68      92.64
 80 - 84.99%    5,780      718,071,488    26.51        9.017        635       124,234    80.47      69.62      98.04
 85 - 89.99%    3,156      385,128,073    14.22        9.434        619       122,030    86.07      62.80      98.54
 90 - 94.99%    4,652      569,579,147    21.03        9.468        616       122,437    90.46      82.34      99.53
 95 - 100.00%   5,725      667,962,855    24.66        9.908        641       116,675    98.55      94.27      99.90
               ------   --------------   ------        -----        ---      --------    -----      -----      -----
 TOTAL         23,402   $2,708,255,162   100.00%       9.465%       627      $115,728    86.39%     76.16%     98.10%
               ======   ==============   ======        =====        ===      ========    =====      =====      =====




                          DISTRIBUTION BY DOCUMENTATION

                                                  PCT. OF
                                                   MORT.
                      NUMBER      AGGREGATE       POOL BY                WEIGHTED                  WEIGHTED    PCT.
                        OF        PRINCIPAL         AGG.     WEIGHTED     AVG.        AVERAGE       AVG.      FULL      PCT.
                      MORTGAGE    BALANCE          PRIN.       AVG.       ORIG.       PRINCIPAL     ORIG.      DOC.      OWNER
  DOCUMENTATION        LOANS     OUTSTANDING        BAL       COUPON      FICO         BALANCE       LTV       LOAN     OCCUPIED
  -------------        -----     -----------        ---       ------      ----         -------       ---       ----     --------
Full Doc              18,637   $2,062,642,085       76.16%    9.522%      620         $110,675      87.84%   100.00%     98.43%
NIQ                    2,904      404,246,614       14.93     9.397       648          139,203      82.73      0.00      96.73
NIV                    1,621      209,946,094        7.75     9.049       658          129,516      79.63      0.00      97.95
Alt Doc                  173       21,311,661        0.79     9.558       634          123,189      83.17      0.00      95.47
24 Mo. Bank
Stmt                      47        7,978,943        0.29     8.724       620          169,765      86.55      0.00      94.39
Other                     20        2,129,765        0.08     9.948       640          106,488      77.31      0.00      88.13
                      ------   --------------      ------     -----       ---         --------      -----     -----      -----
TOTAL                 23,402   $2,708,255,162      100.00%    9.465%      627         $115,728      86.39%    76.16%     98.10%
                      ======   ==============      ======     =====       ===         ========      =====     =====      =====


                          DISTRIBUTION BY LOAN PURPOSE

                                                      PCT. OF
                                                       MORT.
                         NUMBER      AGGREGATE        POOL BY                WEIGHTED                  WEIGHTED    PCT.
                         OF          PRINCIPAL         AGG.    WEIGHTED        AVG.         AVERAGE      AVG.      FULL     PCT.
                         MORTGAGE     BALANCE          PRIN.     AVG.          ORIG.        PRINCIPAL    ORIG.     DOC.     OWNER
  LOAN PURPOSE           LOANS      OUTSTANDING         BAL.    COUPON         FICO          BALANCE     LTV       LOAN     OCCUPIED
  ------------           -----      -----------         ----    ------         ----          -------     ---       ----     --------

Purchase                 10,289   $1,257,495,467       46.43%    9.489%         637         $122,217      87.53%   76.01%   98.67%
Cashout Refi              9,138      983,939,499       36.33     9.509          618          107,676      84.69    73.34    97.19
Debt
Consolidation             2,139      264,125,646        9.75     9.363          616          123,481      87.67    84.92    98.80
Rate/Term Refi            1,799      199,679,304        7.37     9.222          627          110,995      85.94    79.14    98.08
Other                        37        3,015,247        0.11     9.984          603           81,493      86.30    98.00    98.35
                         ------   --------------      ------     -----          ---         --------      -----    -----    -----
 TOTAL                   23,402   $2,708,255,162      100.00%    9.465%         627         $115,728      86.39%   76.16%   98.10%
                         ======   ==============      ======     =====          ===         ========      =====    =====    =====

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                    PCT. OF
                        NUMBER      AGGREGATE       MORT.                     WEIGHTED                WEIGHTED
                        OF          PRINCIPAL       POOL BY     WEIGHTED        AVG.      AVERAGE       AVG.      PCT.      PCT.
  OCCUPANCY             MORTGAGE     BALANCE        AGG.          AVG.          ORIG.    PRINCIPAL     ORIG.     FULL      OWNER
    STATUS               LOANS     OUTSTANDING      PRIN. BAL    COUPON         FICO      BALANCE       LTV    DOC. LOAN  OCCUPIED
    ------               -----     -----------      ---------    ------         ----      -------       ---    ---------  --------
Owner Occupied           22,671   $2,656,739,578       98.10%    9.456%          627      $117,187      86.61%   76.42%   100.00%
Non-Owner                   655       45,647,100        1.69     9.949           653        69,690      74.62    60.63      0.00
Second Home                  76        5,868,484        0.22     9.914           652        77,217      80.61    79.49      0.00
                         ------   --------------      ------     -----           ---      --------      -----    -----     -----
TOTAL                    23,402   $2,708,255,162      100.00%    9.465%          627      $115,728      86.39%   76.16%    98.10%
                         ======   ==============      ======     =====           ===      ========      =====    =====     =====


                          DISTRIBUTION BY PROPERTY TYPE

                                                  PCT. OF
                      NUMBER     AGGREGATE         MORT.                                             WEIGHTED    PCT.
                        OF       PRINCIPAL        POOL BY      WEIGHTED   WEIGHTED        AVERAGE       AVG.     FULL     PCT.
   PROPERTY           MORTGAGE    BALANCE           AGG.          AVG.       AVG.         PRINCIPAL    ORIG.     DOC.     OWNER
     TYPE             LOANS     OUTSTANDING      PRIN. BAL.     COUPON    ORIG. FICO      BALANCE       LTV      LOAN     OCCUPIED
     ----             -----     -----------      ----------     ------    ----------      -------       ---      ----     --------
Single
Family               20,865   $2,390,899,032       88.28%       9.489%       626         $114,589      86.52%   76.36%   98.09%
Condo                 1,366      162,621,202        6.00        9.172        642          119,049      85.82    75.63    97.36
2-4 Family              748      106,152,538        3.92        9.337        636          141,915      83.71    69.41    99.69
Townhouse               423       48,582,390        1.79        9.542        631          114,852      87.69    82.94    97.60
                     ------   --------------      ------        -----        ---         --------      -----   -----    -----
TOTAL                23,402   $2,708,255,162      100.00%       9.465%       627         $115,728      86.39%  76.16%   98.10%
                     ======   ==============      ======        =====        ===         ========      =====   =====    =====

                              DISTRIBUTION BY STATE

                                                        PCT. OF
                                                          MORT.
                           NUMBER       AGGREGATE        POOL BY                 WEIGHTED   WEIGHTED      PCT.
                           OF           PRINCIPAL        AGG.     WEIGHTED         AVG.     AVERAGE       AVG.     FULL     PCT.
                           MORTGAGE      BALANCE         PRIN.      AVG.           ORIG.    PRINCIPAL     ORIG.    DOC.     OWNER
      STATE                LOANS       OUTSTANDING        BAL      COUPON          FICO     BALANCE       LTV      LOAN   OCCUPIED
      -----                -----       -----------        ---      ------          ----     -------       ---      ----   --------
California-South            2,167     $401,916,677       14.84%     8.635%         642     $185,471      84.00%   68.19%   98.63%

California-North            1,063      213,613,205        7.89      8.731           642      200,953      82.77    67.94    97.25

Texas                       2,089      196,303,696        7.25     10.207           615       93,970      85.45    76.47    98.25
Florida                     1,810      176,534,793        6.52      9.774           621       97,533      87.38    76.24    97.99
Illinois                    1,177      141,340,984        5.22      9.501           619      120,086      86.60    75.30    98.67
Georgia                     1,213      131,498,445        4.86      9.862           617      108,408      87.45    78.87    97.10
Michigan                    1,156      113,530,604        4.19      9.893           612       98,210      85.89    79.81    97.41
Ohio                        1,170      108,909,273        4.02      9.501           626       93,085      88.32    81.73    97.78

North Carolina                874       85,333,474        3.15     10.059           619       97,636      89.67    86.75    97.38
Colorado                      454       73,701,248        2.72      9.048           629      162,338      87.45    69.65    99.54
Virginia                      559       68,301,278        2.52      9.547           620      122,185      87.61    85.50    98.38
All Others                  9,670      997,271,486       36.82      9.621           627      103,130      87.38    78.74    98.15
                           ------   --------------      ------      -----           ---     --------      -----    -----    -----
TOTAL                      23,402   $2,708,255,162      100.00%     9.465%          627     $115,728      86.39%   76.16%   98.10%
                           ======   ==============      ======      =====           ===     ========      =====    =====    =====

                            DISTRIBUTION BY ZIP CODES


                 NUMBER       AGGREGATE       PCT. OF                                             WEIGHTED   PCT.
                   OF         PRINCIPAL      MORT. POOL  WEIGHTED      WEIGHTED       AVERAGE       AVG.     FULL      PCT.
   ZIP           MORTGAGE      BALANCE        BY AGG.      AVG.        AVG. ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  CODES           LOANS      OUTSTANDING     PRIN. BAL    COUPON         FICO         BALANCE       LTV      LOAN    OCCUPIED
  -----           -----      -----------     ---------    ------         ----         -------       ---      ----    --------
 94509               23       $5,381,930        0.20%     8.889%          656         $233,997      86.17%   82.73%    96.68%
 95376               18        4,211,536        0.16      8.477           643          233,974      83.61    67.36     94.89
 92691               16        4,123,531        0.15      8.854           635          257,721      84.21    55.28    100.00
 92069               19        4,119,713        0.15      8.789           636          216,827      86.99    49.46    100.00
 92126               18        4,054,286        0.15      8.210           642          225,238      85.65    73.69    100.00
 92336               24        3,994,869        0.15      8.837           640          166,453      83.54    65.25    100.00
 30058               32        3,780,248        0.14     10.006           612          118,133      90.48    95.21     98.59
 92592               17        3,524,057        0.13      8.386           634          207,297      86.14    69.92    100.00
 92882               15        3,485,560        0.13      8.808           619          232,371      84.79    52.78    100.00
 95127               11        3,481,752        0.13      8.750           642          316,523      81.95    81.91    100.00
All Others       23,209    2,668,097,681       98.52      9.475           627          114,960      86.41    76.26     98.09
                 ------   --------------      ------      -----           ---         --------      -----    -----     -----
TOTAL            23,402   $2,708,255,162      100.00%     9.465%          627         $115,728      86.39%   76.16%    98.10%
                 ======   ==============      ======      =====           ===         ========      =====    =====     =====

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY




                     NUMBER     AGGREGATE         PCT. OF               WEIGHTED                WEIGHTED    PCT.
  REMAINING           OF       PRINCIPAL        MORT. POOL   WEIGHTED     AVG.       AVERAGE       AVG.     FULL   PCT.
  MONTHS TO         MORTGAGE    BALANCE           BY AGG.       AVG.      ORIG.     PRINCIPAL      ORIG.    DOC.   OWNER
  MATURITY          LOANS     OUTSTANDING       PRIN. BAL.    COUPON      FICO       BALANCE       LTV      LOAN   OCCUPIED
  --------          -----     -----------       ----------    ------      ----       -------       ---      ----   --------
0 - 180              2,631     $202,124,990        7.46%      10.02%       636       $76,824      85.06%   81.16%   95.17%
181 - 240              477       34,921,345        1.29        9.78        639        73,210      85.58    87.57    97.32
241 - 360           20,294    2,471,208,828       91.25        9.41        626       121,770      86.51    75.59    98.35
                    ------   --------------      ------        ----        ---      --------      -----    -----    -----
 TOTAL              23,402   $2,708,255,162      100.00%       9.46%       627      $115,728      86.39%   76.16%   98.10%
                    ======   ==============      ======        ====        ===      ========      =====    =====    =====

                        DISTRIBUTION BY AMORTIZATION TYPE


                       NUMBER      AGGREGATE       PCT. OF                WEIGHTED                WEIGHTED   PCT.
                       OF          PRINCIPAL      MORT. POOL   WEIGHTED     AVG.       AVERAGE       AVG.    FULL     PCT.
  AMORTIZATION         MORTGAGE     BALANCE        BY AGG.       AVG.       ORIG.     PRINCIPAL     ORIG.    DOC.     OWNER
      TYPE             LOANS      OUTSTANDING      PRIN. BAL    COUPON      FICO       BALANCE       LTV     LOAN     OCCUPIED
      ----             -----      -----------      ---------    ------      ----       -------       ---     ----     --------
2 Yr. Hybrid           11,559   $1,474,748,251       54.45%     9.365%       623      $127,584      86.90%   74.21%   98.82%
3 Yr. Hybrid            4,285      542,566,315       20.03      9.303        625       126,620      85.78    76.47    98.45
Fixed Rate              5,738      531,725,532       19.63      9.737        639        92,667      85.47    79.39    96.59
Fixed Rate
Balloon                 1,769      153,693,947        5.68     10.056        635        86,882      87.03    82.45    95.32
Other ARMs                 51        5,521,117        0.20      9.375        623       108,257      83.28    80.17    94.34
                       ------   --------------      ------      -----        ---      --------      -----    -----    -----
TOTAL                  23,402   $2,708,255,162      100.00%     9.465%       627      $115,728      86.39%   76.16%   98.10%
                       ======   ==============      ======      =====        ===      ========      =====    =====    =====

                      DISTRIBUTION BY MONTHS TO RATE RESET

                 NUMBER      AGGREGATE        PCT. OF               WEIGHTED                WEIGHTED      PCT.
 MONTHS           OF         PRINCIPAL      MORT. POOL   WEIGHTED     AVG.       AVERAGE      AVG.        FULL      PCT.
TO RATE         MORTGAGE     BALANCE          BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.       DOC.     OWNER
 RESET           LOANS      OUTSTANDING     PRIN. BAL    COUPON       FICO       BALANCE       LTV        LOAN    OCCUPIED
 -----           -----      -----------     ---------    ------       ----       -------       ---        ----    --------
0-12             6,486     $765,346,644       28.26%      9.732%       630      $118,000      85.98%     75.48%    98.24%
13-24            7,385      985,501,166       36.39       9.142        620       133,446      86.94      73.38     99.01
25-36            2,022      271,801,873       10.04       9.019        620       134,422      87.03      78.29     98.93
37 & Above           2          186,000        0.01       8.254        704        93,000      82.26      52.58    100.00
N/A              7,507      685,419,479       25.31       9.808        638        91,304      85.82      80.08     96.31
                ------   --------------      ------       -----        ---      --------      -----      -----     -----
TOTAL           23,402   $2,708,255,162      100.00%      9.465%       627      $115,728      86.39%     76.16%    98.10%
                ======   ==============      ======       =====        ===      ========      =====      =====     =====

                          DISTRIBUTION BY PERIODIC CAP


                                             PCT. OF
                                             MORT.
               NUMBER       AGGREGATE        POOL BY                  WEIGHTED                   WEIGHTED   PCT.
                 OF         PRINCIPAL         AGG.      WEIGHTED        AVG.         AVERAGE       AVG.     FULL      PCT.
 PERIODIC      MORTGAGE     BALANCE          PRIN.        AVG.          ORIG.       PRINCIPAL      ORIG.     DOC.     OWNER
    CAP        LOANS      OUTSTANDING         BAL.       COUPON         FICO         BALANCE       LTV      LOAN     OCCUPIED
    ---        -----      -----------         ----       ------         ----         -------       ---      ----     --------
   1.00%        12,319   $1,540,586,900       56.88%     9.441%          621         $125,058      87.02%   74.40%    98.71%
   1.25%             1          254,816        0.01      8.750           654          254,816      90.00     0.00    100.00
   1.50%           622       65,789,980        2.43      9.896           630          105,772      86.09    77.61     97.01
   2.00%         2,926      414,134,190       15.29      8.913           631          141,536      85.04    75.99     98.96
   3.00%            27        2,069,799        0.08     10.384           607           76,659      87.08    88.79    100.00
N/A              7,507      685,419,479       25.31      9.808           638           91,304      85.82    80.08     96.31
                ------   --------------      ------      -----           ---         --------      -----    -----     -----
TOTAL           23,402   $2,708,255,162      100.00%     9.465%          627         $115,728      86.39%   76.16%    98.10%
                ======   ==============      ======      =====           ===         ========      =====    =====     =====


                        DISTRIBUTION BY LIFE MAXIMUM RATE


                        NUMBER      AGGREGATE        PCT. OF                 WEIGHTED                WEIGHTED    PCT.
    LIFE                OF          PRINCIPAL       MORT. POOL   WEIGHTED      AVG.       AVERAGE       AVG.     FULL      PCT.
   MAXIMUM              MORTGAGE     BALANCE         BY AGG.       AVG.        ORIG.     PRINCIPAL     ORIG.     DOC.     OWNER
    RATE                LOANS      OUTSTANDING      PRIN. BAL.    COUPON       FICO       BALANCE       LTV      LOAN     OCCUPIED
    ----                -----      -----------      ----------    ------       ----       -------       ---      ----     --------
9.00-9.49%                  1          $60,212        0.00%        9.450%       566       $60,213      90.00%   100.00%   100.00%
11.50-11.99%                2          226,863        0.01         9.094        626       113,431      84.60     47.41    100.00
12.00-12.49%                9        1,389,645        0.05         6.988        719       154,405      80.65     73.30     96.30
12.50-12.99%               70       11,469,814        0.42         7.183        671       163,854      80.32     68.97    100.00
13.00-13.49%              195       34,078,095        1.26         7.320        657       174,759      82.80     79.05    100.00
13.50-13.99%              763      137,294,860        5.07         7.756        650       179,941      84.59     70.55     99.39
14.00-14.49%              887      141,794,215        5.24         8.097        642       159,858      84.47     68.83     99.36
14.50-14.99%            2,378      368,932,190       13.62         8.562        636       155,144      85.67     66.85     99.00
15.00-15.49%            1,583      217,762,779        8.04         8.973        627       137,563      86.74     74.22     99.02
15.50-15.99%            2,901      372,988,094       13.77         9.404        618       128,572      87.10     76.77     98.39
16.00-16.99%            3,920      441,874,911       16.32        10.053        612       112,723      87.65     80.20     98.36
17.00-17.99%            2,214      218,365,955        8.06        10.900        606        98,630      88.07     78.72     98.41
18.00-18.99%              821       67,572,122        2.50        11.778        600        82,305      88.33     81.13     97.47
19.00-19.99%              129        7,803,997        0.29        12.707        586        60,496      85.09     85.92     98.08
20.00-20.99%               22        1,221,931        0.05        13.218        604        55,542      81.20     75.80    100.00
N/A                     7,507      685,419,479       25.31         9.808        638        91,304      85.82     80.08     96.31
                       ------   --------------      ------         -----        ---      --------      -----     -----     -----
 TOTAL                 23,402   $2,708,255,162      100.00%        9.465%       627      $115,728      86.39%    76.16%    98.10%
                       ======   ==============      ======         =====        ===      ========      =====     =====     =====


                          DISTRIBUTION BY GROSS MARGIN


                         NUMBER     AGGREGATE       PCT. OF                                         WEIGHTED    PCT.
                          OF        PRINCIPAL      MORT. POOL  WEIGHTED  WEIGHTED       AVERAGE       AVG.      FULL       PCT.
    GROSS               MORTGAGE     BALANCE        BY AGG.     AVG.     AVG. ORIG.    PRINCIPAL      ORIG.     DOC.      OWNER
   MARGIN                LOANS     OUTSTANDING     PRIN. BAL   COUPON      FICO         BALANCE        LTV      LOAN     OCCUPIED
   ------                -----     -----------     ---------   ------      ----         -------        ---      ----     --------
0.00- 4.99%               648   $  105,714,880        3.90%     8.192%      661         $163,140      81.76%    75.49%    99.63%
5.00- 5.49%               999      164,973,765        6.09      8.496       646          165,139      83.11     67.98     99.07
5.50- 5.99%             1,919      271,937,366       10.04      8.830       635          141,708      83.92     68.24     97.97
6.00- 6.49%             1,723      222,710,249        8.22      9.276       631          129,257      85.74     73.36     98.61
6.50- 6.99%             2,959      378,678,269       13.98      9.425       625          127,975      86.62     74.87     98.18
7.00- 7.49%             1,465      180,161,638        6.65      9.498       620          122,977      87.48     75.76     98.86
7.50- 7.99%             1,560      186,275,418        6.88      9.473       619          119,407      87.67     74.04     98.73
8.00- 8.49%             1,148      138,115,323        5.10      9.611       614          120,310      89.68     76.00     98.96
8.50- 8.99%             1,202      137,309,978        5.07      9.722       608          114,235      90.18     80.31     99.23
9.00- 9.49%               866       97,659,732        3.61     10.006       599          112,771      90.57     83.54     99.41
9.50- 9.99%               656       67,589,353        2.50     10.375       589          103,033      89.82     83.94     98.89
10.00-10.49%              362       36,821,693        1.36     10.743       585          101,717      88.57     83.93     99.18
10.50-10.99%              212       20,857,020        0.77     11.025       574           98,382      88.17     89.87     99.52
11.00-11.49%               79        7,331,694        0.27     11.389       574           92,806      88.94     82.02     98.57
11.50-11.99%               46        3,377,608        0.12     11.831       574           73,426      86.83     88.65    100.00
12.00-12.49%               32        2,009,765        0.07     12.439       555           62,805      78.62     90.24    100.00
12.50-12.99%               15          943,642        0.03     12.496       553           62,909      81.17     80.95    100.00
13.00-13.49%                2          278,500        0.01     12.929       568          139,250      69.96     32.63    100.00
13.50-13.99%                2           89,889        0.00     13.433       519           44,944      52.66    100.00    100.00
N/A                     7,507      685,419,479       25.31      9.808       638           91,304      85.82     80.08     96.31
                       ------   --------------      ------      -----       ---         --------      -----     -----     -----
TOTAL                  23,402   $2,708,255,162      100.00%     9.465%      627         $115,728      86.39%    76.16%    98.10%
                       ======   ==============      ======      =====       ===         ========      =====     =====     =====


                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                $1,141,707,556
NUMBER OF MORTGAGE LOANS:                                           10,450
AVERAGE SCHEDULED PRINCIPAL BALANCE:                              $109,254
WEIGHTED AVERAGE GROSS COUPON:                                       9.496%
WEIGHTED AVERAGE NET COUPON:                                         8.986%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                  626
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                 86.78%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                        85.91%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                       343
WEIGHTED AVERAGE SEASONING (MONTHS):                                    17
WEIGHTED AVERAGE MONTHS TO ROLL:                                        13
WEIGHTED AVERAGE GROSS MARGIN:                                        6.86%
WEIGHTED AVERAGE INITIAL RATE CAP:                                    2.60%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                   1.21%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                        15.86%



                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE



                                                  PCT. OF
                                                   MORT.
                        NUMBER     AGGREGATE       POOL BY               WEIGHTED              WEIGHTED    PCT.
     CURRENT            OF         PRINCIPAL        AGG.        WEIGHTED   AVG.       AVERAGE    AVG.      FULL    PCT.
    PRINCIPAL           MORTGAGE    BALANCE         PRIN.         AVG.     ORIG.     PRINCIPAL   ORIG.     DOC.    OWNER
     BALANCE            LOANS     OUTSTANDING       BAL.        COUPON     FICO       BALANCE     LTV      LOAN    OCCUPIED
     -------            -----     -----------       ----        ------     ----       -------     ---      ----    --------
$0 -$25,000                52      $1,113,045        0.10%      10.982%    616        $21,405     73.64%    85.44%  85.06%
$25,001-$50,000         1,082      44,753,746        3.92       10.615     610         41,362     81.07     82.20   93.11
$50,001-$75,000         2,115     133,964,537       11.73       10.102     617         63,340     85.85     85.52   97.56
$75,001-$100,000        2,143     186,907,795       16.37        9.812     619         87,218     87.70     83.50   98.98
$100,001 - $125,000     1,632     183,022,233       16.03        9.575     625        112,146     86.87     79.22   99.05
$125,001 - $150,000     1,281     175,444,463       15.37        9.505     626        136,959     87.81     78.58   99.53
$150,001 - $175,000       838     135,535,750       11.87        9.283     631        161,737     87.91     75.51   99.65
$175,001 - $200,000       541     101,098,028        8.85        8.973     637        186,873     86.41     71.51   99.81
$200,001 - $225,000       360      76,036,163        6.66        8.761     640        211,212     85.64     71.17   99.72
$225,001 - $250,000       195      46,116,482        4.04        8.834     637        236,495     86.68     69.62   98.97
$250,001 - $275,000       127      33,278,925        2.91        8.853     631        262,039     87.55     75.57   99.21
$275,001 - $350,000        83      24,072,797        2.11        8.769     637        290,034     85.91     74.56  100.00
$350,001 - $450,000         1         363,593        0.03        8.250     620        363,593     75.00      0.00  100.00
                       ------  --------------      ------        -----     ---       --------     -----     -----   -----
 TOTAL                 10,450  $1,141,707,556      100.00%       9.496%    626       $109,254     86.78%    78.41%  98.90%
                       ======  ==============      ======        =====     ===       ========     =====     =====   =====

                          DISTRIBUTION BY CURRENT RATE


                        NUMBER      AGGREGATE     PCT. OF                                       WEIGHTED   PCT.
                          OF        PRINCIPAL    MORT. POOL  WEIGHTED  WEIGHTED    AVERAGE        AVG.     FULL      PCT.
   CURRENT             MORTGAGE      BALANCE      BY AGG.      AVG.       AVG.    PRINCIPAL      ORIG.     DOC.      OWNER
    RATE                LOANS      OUTSTANDING   PRIN. BAL.  COUPON    RIG. FICO   BALANCE        LTV      LOAN     OCCUPIED
    ----                -----      -----------   ----------  ------    ---------   -------        ---      ----     --------
5.50- 5.99%                 1         $106,099      0.01%     5.500%      690      $106,099      87.30%     0.00%   100.00%
6.00- 6.49%                10        1,108,287      0.10      6.213       597       110,829      82.29     74.51    100.00
6.50- 6.99%                74       11,506,335      1.01      6.876       675       155,491      80.62     94.44    100.00
7.00- 7.49%               157       23,278,886      2.04      7.290       664       148,273      81.70     76.92     99.73
7.50- 7.99%               703      103,363,774      9.05      7.818       654       147,032      83.45     72.70     99.48
8.00- 8.49%               647       86,958,367      7.62      8.266       642       134,402      83.78     71.37     99.04
8.50- 8.99%             1,760      225,890,927     19.79      8.775       635       128,347      85.52     72.70     99.14
9.00- 9.49%             1,064      121,069,837     10.60      9.252       626       113,787      87.32     80.45     98.99
9.50- 9.99%             2,101      224,050,950     19.62      9.767       619       106,640      87.51     80.23     98.67
10.00-10.49%            1,010       96,647,069      8.47     10.254       615        95,690      88.75     83.16     98.74
10.50-10.99%            1,388      126,954,566     11.12     10.748       610        91,466      89.02     83.46     98.75
11.00-11.49%              574       48,813,760      4.28     11.228       606        85,041      89.81     86.12     98.36
11.50-11.99%              595       47,516,046      4.16     11.735       603        79,859      90.17     82.04     98.40
12.00-12.49%              173       12,017,146      1.05     12.233       605        69,463      90.80     81.07     97.26
12.50-12.99%              140        9,463,791      0.83     12.719       608        67,599      89.70     80.11     96.76
13.00-13.49%               38        2,268,518      0.20     13.175       601        59,698      87.12     78.80     98.32
13.50-13.99%               11          559,090      0.05     13.620       593        50,826      83.66     73.20    100.00
14.00-14.49%                4          134,106      0.01     14.066       574        33,527      76.94    100.00    100.00
                       ------   --------------    ------      -----       ---      --------      -----     -----     -----
TOTAL                  10,450   $1,141,707,556    100.00%     9.496%      626      $109,254      86.78%    78.41%    98.90%
                       ======   ==============    ======      =====       ===      ========      =====     =====     =====


                          DISTRIBUTION BY ORIGINAL FICO


                        NUMBER      AGGREGATE       PCT. OF                 WEIGHTED   WEIGHTED      PCT.
                          OF        PRINCIPAL     MORT. POOL      WEIGHTED    AVG.      AVERAGE       AVG.      FULL     PCT.
   ORIGINAL            MORTGAGE      BALANCE        BY AGG.         AVG.      ORIG.    PRINCIPAL     ORIG.     DOC.      OWNER
     FICO               LOANS      OUTSTANDING     PRIN. BAL.     COUPON      FICO      BALANCE       LTV      LOAN     OCCUPIED
     ----               -----      -----------     ----------     ------      ----      -------       ---      ----     --------
420-439                    1         $104,515        0.01%        11.280%      428     $104,515      60.00%     0.00%     0.00%
480-499                    5          613,314        0.05         10.289       494      122,663      86.39    100.00    100.00
500-519                  227       19,749,968        1.73         10.402       512       87,004      79.29     89.80     99.60
520-539                  411       39,734,038        3.48         10.173       530       96,676      81.86     90.63     99.12
540-559                  581       55,887,616        4.90         10.019       550       96,192      82.46     89.99     99.52
560-579                  768       75,461,833        6.61          9.803       570       98,258      83.58     88.81     99.21
580-599                1,516      161,124,109       14.11          9.830       590      106,282      88.33     90.75     99.48
600-619                1,656      180,858,356       15.84          9.614       609      109,214      88.06     88.14     99.10
620-639                1,553      172,556,833       15.11          9.391       629      111,112      87.75     80.40     99.00
640-659                1,333      148,872,043       13.04          9.282       649      111,682      87.87     70.77     98.77
660-679                  942      112,993,400        9.90          9.110       669      119,951      86.67     65.67     99.29
680-699                  623       73,376,809        6.43          9.092       689      117,780      86.97     58.96     98.07
700-719                  355       42,781,516        3.75          9.180       708      120,511      87.04     52.65     96.47
720-739                  226       26,940,107        2.36          8.910       729      119,204      87.30     57.95     97.91
740 & Above              253       30,653,097        2.68          8.832       763      121,158      86.52     59.34     97.03
                      ------   --------------      ------          -----       ---     --------      -----     -----     -----
 TOTAL                10,450   $1,141,707,556      100.00%         9.496%      626     $109,254      86.78%    78.41%    98.90%
                      ======   ==============      ======          =====       ===     ========      =====     =====     =====


                          DISTRIBUTION BY ORIGINAL LTV

                       NUMBER    AGGREGATE     PCT. OF                WEIGHTED              WEIGHTED   PCT.
                        OF       PRINCIPAL     MORT. POOL  WEIGHTED     AVG.     AVERAGE       AVG.    FULL      PCT.
  ORIGINAL           MORTGAGE     BALANCE       BY AGG.       AVG.      ORIG.   PRINCIPAL     ORIG.    DOC.     OWNER
     LTV               LOANS    OUTSTANDING    PRIN. BAL    COUPON      FICO     BALANCE       LTV     LOAN    OCCUPIED
Below
40.00%                   41     $2,722,560       0.24%       9.798%      596      $66,404     32.23%   61.04%   97.09%
40 - 49.99%              56      3,658,173       0.32        9.760       592       65,325     45.63    65.28    96.40
50 - 59.99%             124     10,391,810       0.91        9.373       595       83,805     55.32    73.10    95.40
60 - 69.99%             248     23,113,005       2.02        9.572       603       93,198     65.20    58.95    90.84
70 - 79.99%           1,101    103,238,685       9.04        9.436       613       93,768     75.63    64.23    96.47
80 - 84.99%           2,808    320,332,903      28.06        9.000       636      114,079     80.38    71.69    98.71
85 - 89.99%           1,325    149,425,386      13.09        9.446       621      112,774     86.05    64.60    98.95
90 - 94.99%           2,019    226,458,480      19.84        9.563       613      112,164     90.34    84.45    99.86
95 - 100.00%          2,728    302,366,555      26.48       10.010       638      110,838     98.78    94.65    99.95
                     ------    -----------     ------       -----        ---     --------     -----    -----    -----
TOTAL                10,450     $1,141,707     100.00%       9.496%      626     $109,254     86.78%   78.41%   98.90%
                     ======    ===========     ======       =====        ===     ========     =====    =====    =====






                          DISTRIBUTION BY ORIGINAL TERM


                      NUMBER     AGGREGATE       PCT. OF                          WEIGHTED    PCT.
                       OF        PRINCIPAL      MORT. POOL  WEIGHTED  WEIGHTED    AVERAGE     AVG.     FULL      PCT.
                    MORTGAGE      BALANCE         BY AGG.     AVG.      AVG.     PRINCIPAL   ORIG.     DOC.     OWNER
  ORIGINAL TERM      LOANS     OUTSTANDING      PRIN. BAL    COUPON     FICO      BALANCE     LTV      LOAN    OCCUPIED
  -------------      -----     -----------      ---------    ------     ----      -------     ---      ----    --------
0 - 180                 38       $1,789,121        0.16%    10.102%     623       $47,082    70.73%   80.62%   89.38%
181 - 240               13          629,372        0.06      9.991      633        48,413    78.59    90.70    94.99
241 - 360           10,399    1,139,289,063       99.79      9.495      626       109,558    86.81    78.40    98.91
                    ------   --------------      ------      -----      ---      --------    -----    -----    -----
 TOTAL              10,450   $1,141,707,556      100.00%     9.496%     626      $109,254    86.78%   78.41%   98.90%
                    ======   ==============      ======      =====      ===      ========    =====    =====    =====


                          DISTRIBUTION BY DOCUMENTATION



                          NUMBER     AGGREGATE     PCT. OF                                      WEIGHTED   PCT.
                            OF       PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL      PCT.
                         MORTGAGE     BALANCE      BY AGG.       AVG.       AVG.     PRINCIPAL   ORIG.     DOC.      OWNER
  DOCUMENTATION           LOANS     OUTSTANDING   PRIN. BAL    COUPON       FICO     BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------   ---------    ------       ----     -------      ---      ----     --------
Full Doc                 8,401     $895,185,169     78.41%      9.549%      619      $106,557    88.09%   100.00%    99.05%
NIQ                      1,139      136,046,371     11.92       9.483       652       119,444    83.30      0.00     98.11
NIV                        815       99,232,953      8.69       9.036       659       121,758    80.07      0.00     98.62
Alt Doc                     77        9,084,694      0.80       9.659       631       117,983    83.83      0.00     98.40
24 Mo. Bank Stmt            12        1,428,647      0.13       8.806       622       119,054    83.18      0.00    100.00
Other                        6          729,722      0.06       9.737       657       121,620    88.18      0.00    100.00
                        ------   --------------    ------       -----       ---      --------    -----     -----     -----
 TOTAL                  10,450   $1,141,707,556    100.00%      9.496%      626      $109,254    86.78%    78.41%    98.90%
                        ======   ==============    ======       =====       ===      ========    =====     =====     =====

                          DISTRIBUTION BY LOAN PURPOSE



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  LOAN PURPOSE            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
Purchase                  5,737     $627,311,215     54.94%     9.580%       637      $109,345     87.85%    78.81%    99.23%
Cashout Refi              3,226      346,634,849     30.36      9.440        614       107,450     84.88     75.31     98.06
Debt Consolidation          745       87,170,610      7.64      9.365        609       117,008     87.75     85.47     99.70
Rate/Term Refi              722       78,882,811      6.91      9.222        614       109,256     85.55     80.50     99.01
Other/Unknown                20        1,708,071      0.15      9.635        612        85,404     87.23    100.00    100.00
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====



                        DISTRIBUTION BY OCCUPANCY STATUS



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  OCCUPANOY STATUS        LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ----------------        -----     -----------    ----------   ------      ----       -------      ---      ----     -------
Owner Occupied           10,252   $1,129,095,156     98.90%     9.492%       626      $110,134     86.91%    78.53%   100.00%
Non-Owner                   185       11,677,353       1.02     9.959        649        63,121     74.56     65.87      0.00
Second Home                  13          935,048       0.08     9.142        663        71,927     79.69     89.45      0.00
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
TOTAL                    10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====




                          DISTRIBUTION BY PROPERTY TYPE



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  PROPERTY TYPE           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Single
 Family                   9,167     $991,136,886     86.81%     9.536%       624      $108,120     86.96%    78.65%    98.91%
 Condo                      738       81,562,708      7.14      9.147        646       110,519     85.92     79.29     98.63
 2-4 Family                 343       47,680,955      4.18      9.212        633       139,012     83.91     69.56     99.75
 Townhouse                  202       21,327,007      1.87      9.602        636       105,579     88.13     83.39     97.14
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====


                              DISTRIBUTION BY STATE



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  STATE                   LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----                   -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 California-South         1,176     $189,561,212     16.60%     8.667%       646      $161,192     83.78%    69.66%    99.10%
 Texas                    1,169      102,335,247      8.96     10.385        613        87,541     86.70     81.29     98.74
 California-North           446       72,531,221      6.35      8.862        640       162,626     82.35     75.99     98.59
 Illinois                   638       72,194,318      6.32      9.494        619       113,157     86.49     77.19     98.86
 Florida                    724       68,112,759      5.97      9.792        622        94,078     88.49     81.06     99.09
 Georgia                    499       55,113,195      4.83      9.842        620       110,447     88.89     81.92     98.73
 Michigan                   559       53,678,424      4.70      9.799        613        96,026     86.63     81.43     98.78
 Ohio                       524       46,721,735      4.09      9.632        621        89,164     88.74     82.38     98.73
 Colorado                   282       41,374,380      3.62      9.131        629       146,718     87.95     74.07     99.52
 North Carolina             331       31,893,443      2.79     10.198        617        96,355     91.50     86.72     99.52
 Washington                 231       31,429,390      2.75      9.316        638       136,058     84.33     75.41     97.32
 All Others               3,871      376,762,231     33.00      9.627        623        97,329     88.06     80.83     98.93
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====


                            DISTRIBUTION BY ZIP CODES



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
   ZIP                   MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  CODES                   LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----                   -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 30058                       23       $2,792,407      0.24%     9.969%       621      $121,409     90.63%    93.51%   100.00%
 92592                       11        2,220,790      0.19      8.387        631       201,890     86.08     64.30    100.00
 80017                       14        2,178,968      0.19      8.980        636       155,641     90.93     86.75    100.00
 92114                       14        2,159,199      0.19      8.890        625       154,228     79.77     52.98    100.00
 92336                       13        2,148,738      0.19      9.027        638       165,288     82.27     64.18    100.00
 90250                       11        2,093,771      0.18      8.347        680       190,343     87.11     82.44    100.00
 91342                       10        1,967,406      0.17      8.818        634       196,741     84.17     84.51    100.00
 60804                       12        1,872,122      0.16      9.425        627       156,010     86.70     64.76    100.00
 60632                       12        1,783,924      0.16      9.269        599       148,660     86.38     76.90    100.00
 60620                       16        1,763,520      0.15      9.768        618       110,220     85.28     71.82    100.00
 All Others              10,314    1,120,726,712     98.16      9.504        626       108,661     86.79     78.48     98.87
                         ------   --------------    ------      -----        ---      --------     -----     -----    ------
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====    ======


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
      REMAINING          MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  MONTHS TO MATURITY      LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------------      -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 0 - 180                     38       $1,789,121      0.16%    10.102%       623       $47,082     70.73%    80.62%    89.38%
181 - 240                    13          629,372      0.06      9.991        633        48,413     78.59     90.70     94.99
241 - 360                10,399    1,139,289,063     99.79      9.495        626       109,558     86.81     78.40     98.91
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====



                        DISTRIBUTION BY AMORTIZATION TYPE




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  AMORTIZATION TYPE       LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----------------       -----     -----------    ----------   ------      ----       -------      ---      ----     -------
2 Yr. Hybrid              7,588     $835,750,715     73.20%     9.509%       625      $110,141     87.07%    78.06%    99.00%
3 Yr. Hybrid              2,819      301,713,637     26.43      9.463        629       107,029     85.99     79.28     98.63
Other ARMs                   43        4,243,205      0.37      9.339        631        98,679     85.47     85.45     96.48
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
TOTAL                    10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====



                          DISTRIBUTION BY PERIODIC CAP






                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  PERIODIC CAP            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------

 1.00%                    8,114     $877,914,313     76.89%     9.580%       625      $108,197     87.31%    77.95%    98.95%
 1.25%                         1         254,816      0.02      8.750        654       254,816     90.00      0.00    100.00
 1.50%                      541       50,410,163      4.42      9.993        628        93,180     86.01     80.03     97.24
 2.00%                    1,768      211,167,708     18.50      9.024        630       119,439     84.76     79.95     99.05
 3.00%                       26        1,960,556      0.17     10.333        607        75,406     87.47     88.16     100.00
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====


                      DISTRIBUTION BY MONTHS TO RATE RESET





                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL      PCT.
  MONTHS TO              MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL    ORIG.     DOC.      OWNER
  RATE RESET              LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ----------              -----     -----------    ----------   ------      ----       -------      ---      ----     -------
  0-12                    5,575     $571,676,160     50.07%     9.830%       628      $102,543     86.22%    79.86%    98.51%
 13-24                    3,987      465,678,531     40.79      9.198        624       116,799     87.19     76.26     99.29
 25-36                      886      104,166,865      9.12      9.001        628       117,570     88.03     80.11     99.26
 37 & Above                   2          186,000      0.02      8.254        704        93,000     82.26     52.58    100.00
                         ------   --------------    ------      -----        ---      --------     -----     -----    ------
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====    ======


                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE





                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
  GROSS MAXIMUM          MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  LIFETIME RATE           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 9.00- 9.49%                  1          $60,213      0.01%     9.450%       566       $60,213     90.00%   100.00%   100.00%
 11.50-11.99%                 1          119,311      0.01     10.990        602       119,311     79.73      0.00    100.00
 12.00-12.49%                 4          481,917      0.04      7.313        730       120,479     81.88     58.14     89.33
 12.50-12.99%                45        6,423,849      0.56      7.235        682       142,752     80.40     59.97     00.00
 13.00-13.49%               101       14,720,048      1.29      7.337        660       145,743     82.26     77.08    100.00
 13.50-13.99%               419       64,763,564      5.67      7.749        656       154,567     84.10     73.58     99.61
 14.00-14.49%               513       70,672,448      6.19      8.104        645       137,763     83.85     70.14     99.22
 14.50-14.99%             1,398      186,776,972     16.36      8.571        641       133,603     85.62     70.98     99.36
 15.00-15.49%               940      113,209,917      9.92      8.989        632       120,436     86.48     78.49     98.90
 15.50-15.99%             1,832      205,514,930     18.00      9.429        622       112,181     87.27     80.66     99.11
 16.00-16.99%             2,705      271,152,307     23.75     10.063        616       100,241     87.78     83.00     98.54
 17.00-17.99%             1,681      147,934,338     12.96     10.896        610        88,004     88.39     82.17     98.45
 18.00-18.99%               683       52,317,091      4.58     11.746        606        76,599     89.18     80.87     97.83
 19.00-19.99%               110        6,575,251      0.58     12.641        596        59,775     87.82     84.44     98.28
 20.00-20.99%                17          985,398      0.09     13.124        626        57,965     86.20     73.83    100.00
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                   10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====


                          DISTRIBUTION BY GROSS MARGIN







                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  GROSS MARGIN            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
0.00- 4.99%                 498      $68,240,959      5.98%     8.275%       663      $137,030     82.14%    79.11%    99.62%
5.00- 5.49%                 720       96,399,728      8.44      8.607        647       133,889     82.34     71.11     99.03
5.50- 5.99%               1,412      165,835,943     14.53      8.995        634       117,448     83.98     73.36     98.48
6.00- 6.49%               1,359      150,926,957     13.22      9.463        630       111,057     86.37     77.86     99.18
6.50- 6.99%               2,165      232,316,096     20.35      9.696        622       107,305     86.82     80.38     98.42
7.00- 7.49%               1,000      102,882,307      9.01      9.861        619       102,882     87.76     78.45     99.01
7.50- 7.99%                 979       98,129,344      8.59      9.846        621       100,234     88.66     76.23     98.50
8.00- 8.49%                 659       67,374,649      5.90      9.877        616       102,238     90.55     80.93     99.03
8.50- 8.99%                 574       57,994,927      5.08      9.858        619       101,036     92.41     85.91     99.72
9.00- 9.49%                 418       41,265,009      3.61     10.072        610        98,720     92.26     85.77     99.48
9.50- 9.99%                 296       27,484,056      2.41     10.286        598        92,852     90.95     86.73     99.43
10.00-10.49%                173       16,012,616      1.40     10.667        597        92,558     88.61     82.59     99.11
10.50-10.99%                112       10,433,168      0.91     10.846        583        93,153     89.11     87.47     99.31
11.00-11.49%                 33        2,605,317      0.23     11.332        580        78,949     88.74     76.14     95.99
11.50-11.99%                 27        1,980,546      0.17     11.707        589        73,354     89.40     92.80    100.00
12.00-12.49%                 17        1,188,466      0.10     12.038        557        69,910     82.01     89.52    100.00
12.50-12.99%                  6          419,869      0.04     12.378        558        69,978     85.81     86.46    100.00
13.00-13.49%                  1          187,635      0.02     12.900        576       187,635     62.67      0.00    100.00
13.50-13.99%                  1           29,965      0.00     13.300        521        29,965     61.20    100.00    100.00
                         ------   --------------    ------      -----        ---      --------     -----     -----     -----
TOTAL                    10,450   $1,141,707,556    100.00%     9.496%       626      $109,254     86.78%    78.41%    98.90%
                         ======   ==============    ======      =====        ===      ========     =====     =====     =====



                     THE GROUP I - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                      $487,083,355
NUMBER OF MORTGAGE LOANS:                                                5,985
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $81,384
WEIGHTED AVERAGE GROSS COUPON:                                           9.939%
WEIGHTED AVERAGE NET COUPON:                                             9.429%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                      638
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     86.00%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                            84.25%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                           273
WEIGHTED AVERAGE SEASONING (MONTHS):                                        23



                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
  CURRENT                MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  PRINCIPAL BALANCE       LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----------------       -----     -----------    ----------   ------      ----       -------      ---      ----     -------

$0 - $25,000                159       $3,180,535      0.65%    11.089%       635       $20,003     62.76%    81.08%    83.84%
$25,001 - $50,000         1,477       58,486,607     12.01     10.879        624        39,598     78.00     82.78     91.16
$50,001 - $75,000         1,625      101,994,249     20.94     10.324        631        62,766     85.57     87.10     95.33
$75,001 - $100,000        1,199      103,765,675     21.30     10.002        635        86,544     87.32     85.43     97.85
$100,001 - $125,000         629       70,329,374     14.44      9.757        642       111,811     88.44     85.93     98.54
$125,001 - $150,000         387       52,722,129     10.82      9.660        646       136,233     88.80     81.87     97.97
$150,001 - $175,000         228       36,976,629      7.59      9.477        641       162,178     88.57     80.95     98.70
$175,001 - $200,000         134       25,098,763      5.15      9.055        649       187,304     87.07     75.19     97.85
$200,001 - $225,000          69       14,509,275      2.98      8.903        653       210,279     85.42     78.06    100.00
$225,001 - $250,000          42        9,968,111      2.05      8.937        652       237,336     85.57     80.48     97.62
$250,001 - $275,000          18        4,756,868      0.98      9.059        683       264,270     90.31     83.26    100.00
$275,001 - $350,000          17        4,921,794      1.01      8.365        685       289,517     86.12     58.93    100.00
$350,001 - $450,000           1          373,346      0.08      8.500        664       373,346     84.94      0.00    100.00
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====



                          DISTRIBUTION BY CURRENT RATE





                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  CURRENT RATE            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 6.00- 6.49%                  5          426,405      0.09%     6.079%       629        85,281     93.45    100.00    100.00
 6.50- 6.99%                 31        3,529,081      0.72      6.891        712       113,841     85.01     95.17    100.00
 7.00- 7.49%                 79       10,116,831      2.08      7.264        705       128,061     83.43     90.97    100.00
 7.50- 7.99%                293       34,583,754      7.10      7.809        678       118,033     82.94     77.50     97.47
 8.00- 8.49%                240       25,613,303      5.26      8.267        667       106,722     85.85     82.50     97.67
 8.50- 8.99%                671       68,822,947     14.13      8.778        649       102,568     84.83     78.18     97.30
 9.00- 9.49%                405       35,210,342      7.23      9.265        644        86,939     84.88     84.91     97.27
 9.50- 9.99%              1,099       92,177,136     18.92      9.798        640        83,874     86.63     84.06     96.21
 10.00-10.49%               554       42,100,613      8.64     10.267        627        75,994     86.91     85.16     96.94
 10.50-10.99%               966       71,692,190     14.72     10.770        625        74,216     87.64     86.27     96.39
 11.00-11.49%               475       32,257,195      6.62     11.254        619        67,910     87.15     85.84     96.18
 11.50-11.99%               601       39,678,561      8.15     11.755        611        66,021     87.16     84.67     94.87
 12.00-12.49%               224       13,206,963      2.71     12.226        606        58,960     84.92     85.24     96.30
 12.50-12.99%               212       11,489,639      2.36     12.734        603        54,196     84.51     84.12     96.93
 13.00-13.49%                64        2,971,695      0.61     13.232        605        46,433     83.23     76.99     97.87
 13.50-13.99%                47        2,359,636      0.48     13.748        600        50,205     85.66     88.94     96.09
 14.00-14.49%                10          568,687      0.12     14.198        576        56,869     87.73     91.58     87.53
 14.50-14.99%                 6          189,765      0.04     14.792        611        31,628     76.24     42.32     78.61
 15.00-15.49%                 1           10,384      0.00     15.350        625        10,384     85.00    100.00    100.00
 15.50-15.99%                 2           78,229      0.02     15.528        616        39,115     77.56    100.00    100.00
                          -----     ------------    ------      -----        ---       -------     -----     -----    ------
TOTAL                     5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====    ======


                          DISTRIBUTION BY ORIGINAL FICO




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ORIGINAL FICO           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------

440-479                       2         $103,983      0.02%    11.727%       477       $51,991     64.32%   100.00%   100.00%
480-499                       4          257,590      0.05     11.299        488        64,398     78.18    100.00    100.00
500-519                      92        5,662,451      1.16     11.514        512        61,548     73.58     91.40     98.47
520-539                     166       11,250,152      2.31     11.264        530        67,772     78.03     89.80     99.61
540-559                     290       21,108,662      4.33     10.667        550        72,788     78.63     90.85     96.79
560-579                     378       27,790,405      5.71     10.457        570        73,520     79.12     88.42     97.94
580-599                     660       50,177,682     10.30     10.480        590        76,027     85.31     90.15     97.68
600-619                     844       65,977,311     13.55     10.245        610        78,172     86.63     89.98     97.29
620-639                     871       70,130,485     14.40      9.954        630        80,517     87.49     84.58     97.04
640-659                     845       73,890,064     15.17      9.825        649        87,444     86.97     79.38     97.23
660-679                     668       56,658,090     11.63      9.569        669        84,818     87.94     77.09     95.29
680-699                     456       40,205,305      8.25      9.543        688        88,170     87.76     72.89     95.87
700-719                     266       23,356,263      4.80      9.321        709        87,805     87.97     73.79     95.22
720-739                     192       17,541,018      3.60      9.036        728        91,359     89.25     85.32     95.85
740 & Above                 251       22,973,896      4.72      8.778        763        91,529     87.93     86.82     93.84
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====



                          DISTRIBUTION BY ORIGINAL LTV




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ORIGINAL LTV            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Below
 40.00%                     103       $4,233,505      0.87%    10.219%       619       $41,102     33.54%    74.66%    91.99%
 40 - 49.99%                107        5,605,453      1.15      9.940        624        52,387     45.63     70.38     96.31
 50 - 59.99%                157        8,581,265      1.76      9.794        618        54,658     54.79     68.01     87.20
 60 - 69.99%                305       19,972,280      4.10      9.922        617        65,483     64.69     67.73     89.06
 70 - 79.99%                805       55,194,761     11.33      9.900        625        68,565     75.02     68.58     92.71
 80 - 84.99%              1,256      102,745,611     21.09      9.682        634        81,804     80.52     79.66     95.71
 85 - 89.99%                735       61,816,648     12.69      9.906        629        84,104     86.17     76.03     96.60
 90 - 94.99%                930       80,691,058     16.57      9.902        636        86,765     90.65     86.41     98.49
 95 - 100.00%             1,587      148,242,771     30.43     10.169        656        93,411     98.99     97.27     99.69
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====





                          DISTRIBUTION BY ORIGINAL TERM




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ORIGINAL TERM           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Below
0 - 180                   2,175     $154,187,305     31.66%    10.124%       636       $70,891     85.20%    84.77%    96.07%
181 - 240                   381       25,852,596      5.31      9.895        638        67,855     85.12     89.43     96.92
241 - 360                 3,429      307,043,454     63.04      9.850        639        89,543     86.48     82.48     97.01
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====


                          DISTRIBUTION BY DOCUMENTATION




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  DOCUMENTATION           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
Full Doc                  5,046     $407,090,198     83.58%     9.962%       636       $80,676     87.38%   100.00%    97.10%
NIQ                         569       47,695,323      9.79      9.936        648        83,823     80.35      0.00     94.28
NIV                         323       28,871,070      5.93      9.569        659        89,384     76.81      0.00     96.42
Alt Doc                      35        2,581,795      0.53     10.222        644        73,766     80.03      0.00     84.13
Other                        10          699,314      0.14     10.506        595        69,931     71.33      0.00     89.24
24 Mo. Bank Stmt.             2          145,655      0.03     10.112        626        72,827     80.73      0.00    100.00
                          -----     ------------    ------      -----        ---       -------     -----     -----    -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%   96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====    =====




                          DISTRIBUTION BY LOAN PURPOSE




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  LOAN PURPOSE            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
Cashout Refi              3,080     $238,875,412     49.04%     9.902%       632       $77,557     83.46%    80.43%    96.15%
Purchase                  1,812      149,397,755     30.67     10.233        647        82,449     89.46     86.85     97.13
Rate/Term Refi              582       50,770,052     10.42      9.463        645        87,234     86.90     86.53     96.81
Debt Consolidation          500       47,327,425      9.72      9.697        636        94,655     86.96     85.86     98.12
Other/Unknown                11          712,711      0.15     10.878        603        64,792     84.51     91.52     93.02
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====


                        DISTRIBUTION BY OCCUPANCY STATUS




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  OCCUPANCY STATUS        LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ----------------        -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Owner Occupied           5,694     $471,046,131     96.71%     9.929%       638       $82,727     86.37%    83.92%   100.00%
 Non-Owner                  257       13,896,803      2.85     10.254        653        54,073     74.05     71.06      0.00
 Second Home                 34        2,140,421      0.44     10.243        667        62,954     82.89     89.58      0.00
                          -----     ------------    ------      -----        ---       -------    -----     -----      -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384    86.00%    83.58%     96.71%
                          =====     ============    ======      =====        ===       =======    =====     =====      =====


                          DISTRIBUTION BY PROPERTY TYPE




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  PROPERTY TYPE           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
 Single
 Family                   5,480     $442,740,999     90.90%     9.951%       637       $80,792     86.21%    83.82%    96.60%
 2-4 Family                 192       21,094,785      4.33      9.720        650       109,869     82.13     78.59     99.38
 Condo                      229       16,780,159      3.45      9.915        647        73,276     85.54     82.38     95.72
 Townhouse                   84        6,467,411      1.33      9.936        637        76,993     85.29     86.11     97.93
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====






                              DISTRIBUTION BY STATE




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  STATE                   LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----                   -----     -----------    ----------   ------      ----       -------      ---      ----     -------

 Florida                    583      $44,782,464      9.19%    10.194%       633       $76,814     86.26%    80.56%    96.97%
 Texas                      466       31,778,111      6.52     10.521        624        68,193     82.98     85.37     96.85
 Georgia                    387       30,337,412      6.23     10.283        627        78,391     85.12     82.87     93.99
 New York                   284       28,721,429      5.90      9.526        658       101,132     87.86     82.61     96.99
 California-South           198       27,508,396      5.65      8.741        655       138,931     80.79     71.03     98.01
 Ohio                       330       27,463,776      5.64      9.501        642        83,224     88.11     86.76     96.82
 North Carolina             321       25,599,704      5.26     10.145        635        79,750     88.22     91.56     96.17
 Tennessee                  289       20,756,408      4.26     10.254        636        71,821     86.65     82.49     97.52
 South Carolina             252       18,696,510      3.84     10.068        632        74,193     88.39     88.22     98.37
 Pennsylvania               258       18,592,160      3.82      9.843        641        72,063     85.94     83.38     97.69
 California-North           113       15,397,802      3.16      8.741        656       136,264     81.67     75.87     90.89
 All Others               2,504      197,449,183     40.54     10.054        637        78,854     86.48     84.79     96.99
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====



                            DISTRIBUTION BY ZIP CODES




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ZIP CODES               LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ---------               -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 60628                       11         $821,158      0.17%    10.084%       614       $74,651     85.99%    92.74%    92.74%
 30135                        6          779,402      0.16     11.086        634       129,900     93.87     85.55    100.00
 33177                        7          744,529      0.15     10.494        625       106,361     91.56    100.00    100.00
 29203                       11          717,646      0.15     10.411        621        65,241     87.02     91.90     94.26
 30349                        9          698,975      0.14      9.950        642        77,664     84.38     89.25     87.09
 33411                        7          635,810      0.13     10.755        633        90,830     84.39    100.00    100.00
 38128                        9          632,326      0.13     10.918        611        70,258     95.54    100.00    100.00
 33183                        6          605,166      0.12      9.416        655       100,861     86.83     64.02    100.00
 33142                        7          588,305      0.12     11.353        619        84,044     88.94     83.22    100.00
 27406                        5          585,732      0.12     10.057        608       117,146     92.13     84.48    100.00
 All Others               5,907      480,274,306     98.60      9.932        638        81,306     85.96     83.49     96.70
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
     REMAINING           MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  MONTHS TO MATURITY      LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------------      -----     -----------    ----------   ------      ----       -------      ---      ----     -------
0 - 180                   2,177     $154,307,038     31.68%    10.125%       636       $70,881     85.20%    84.78%    96.05%
181 - 240                   380       25,761,483      5.29      9.894        638        67,793     85.12     89.39     97.07
241 - 360                 3,428      307,014,834     63.03      9.850        639        89,561     86.48     82.48     97.01
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====




                        DISTRIBUTION BY AMORTIZATION TYPE





                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  AMORTIZATION TYPE       LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----------------       -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Fixed Rate               4,487     $368,343,108     75.62%     9.868%       639       $82,091     85.60%    82.86%    96.83%
 Fixed Rate Balloon       1,498      118,740,246     24.38     10.160        636        79,266     87.24     85.81     96.32
                          -----     ------------    ------      -----        ---       -------     -----     -----     -----
 TOTAL                    5,985     $487,083,355    100.00%     9.939%       638       $81,384     86.00%    83.58%    96.71%
                          =====     ============    ======      =====        ===       =======     =====     =====     =====




                  THE GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                      $687,134,027
NUMBER OF MORTGAGE LOANS:                                                4,877
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                  $140,893
WEIGHTED AVERAGE GROSS COUPON:                                           9.275%
WEIGHTED AVERAGE NET COUPON:                                             8.765%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                      615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     86.43%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                            85.92%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                           350
WEIGHTED AVERAGE SEASONING (MONTHS):                                         9
WEIGHTED AVERAGE MONTHS TO ROLL:                                            19
WEIGHTED AVERAGE GROSS MARGIN:                                            7.51%
WEIGHTED AVERAGE INITIAL RATE CAP:                                        2.52%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                       1.23%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                            15.59%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
      CURRENT            MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  PRINCIPAL BALANCE       LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -----------------       -----     -----------    ----------   ------      ----       -------      ---      ----     -------
$0 - $25,000                  7         $163,694      0.02%    10.116%       614       $23,385     48.35%    73.83%    73.83%
$25,001 - $50,000           203        8,811,161      1.28     10.609        588        43,405     76.35     74.93     84.94
$50,001 - $75,000           704       44,811,379      6.52      9.915        594        63,653     85.51     85.96     96.93
$75,001 - $100,000          771       67,303,368      9.79      9.603        602        87,294     86.73     84.91     97.27
$100,001 - $125,000         734       82,531,783     12.01      9.488        606       112,441     87.37     78.76     98.03
$125,001 - $150,000         560       76,563,691     11.14      9.345        609       136,721     87.32     76.19     98.73
$150,001 - $175,000         469       76,151,412     11.08      9.209        616       162,370     87.39     72.84     98.90
$175,001 - $200,000         361       67,574,150      9.83      9.191        616       187,186     86.03     70.16     98.91
$200,001 - $225,000         336       71,408,803     10.39      9.166        618       212,526     86.14     67.01     98.18
$225,001 - $250,000         274       65,193,921      9.49      9.022        626       237,934     86.20     65.45    100.00
$250,001 - $275,000         235       61,453,867      8.94      8.852        634       261,506     85.74     66.03     99.16
$275,001 - $350,000         219       63,668,113      9.27      8.868        633       290,722     86.52     66.10     98.61
$350,001 - $450,000           4        1,498,685      0.22     10.193        608       374,671     84.14     74.60    100.00
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----

 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====


                          DISTRIBUTION BY CURRENT RATE




                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  CURRENT RATE            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 6.00- 6.49%                  3         $426,729      0.06%     6.325%       686      $142,243     80.00%   100.00%   100.00%
 6.50- 6.99%                 35        6,016,126      0.88      6.865        675       171,889     80.96     91.00    100.00
 7.00- 7.49%                110       19,667,315      2.86      7.302        647       178,794     83.49     85.33    100.00
 7.50- 7.99%                409       71,511,900     10.41      7.806        645       174,846     84.48     69.60     98.94
 8.00- 8.49%                398       61,867,025      9.00      8.269        638       155,445     84.67     67.31     98.46
 8.50- 8.99%              1,015      159,029,874     23.14      8.780        623       156,680     85.81     67.36     98.86
 9.00- 9.49%                610       86,674,533     12.61      9.255        612       142,089     87.36     72.40     98.51
 9.50- 9.99%                949      129,015,441     18.78      9.776        604       135,949     87.73     74.81     97.23
 10.00-10.49%               416       49,863,003      7.26     10.255        601       119,863     88.12     76.48     98.19
 10.50-10.99%               501       60,195,201      8.76     10.736        593       120,150     88.51     79.68     98.41
 11.00-11.49%               195       21,416,573      3.12     11.234        582       109,829     88.31     86.10     97.16
 11.50-11.99%               143       14,158,414      2.06     11.723        571        99,010     85.59     81.48     98.07
 12.00-12.49%                39        3,274,741      0.48     12.223        562        83,968     83.33     91.73     93.53
 12.50-12.99%                38        3,120,123      0.45     12.747        568        82,109     81.00     80.43     96.57
 13.00-13.49%                 6          325,148      0.05     13.173        517        54,191     71.39    100.00    100.00
 13.50-13.99%                 8          481,190      0.07     13.704        524        60,149     62.56     92.98    100.00
 14.00-14.49%                 2           90,691      0.01     14.052        527        45,345     66.27     58.29    100.00
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====



                          DISTRIBUTION BY ORIGINAL FICO



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ORIGINAL FICO           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
480-499                       1         $201,488      0.03%    11.400%       491      $201,488     90.00%   100.00%   100.00%
500-519                     198       20,795,641      3.03     10.517        511       105,028     82.41     94.22     99.21
520-539                     313       35,804,131      5.21     10.233        530       114,390     83.27     89.32     99.17
540-559                     440       53,832,114      7.83      9.830        549       122,346     85.20     88.33     99.15
560-579                     427       53,339,888      7.76      9.549        569       124,918     85.60     83.92     98.79
580-599                     767      107,841,422      5.69      9.406        589       140,602     87.85     85.78     99.00
600-619                     711      101,562,917      4.78      9.225        610       142,845     87.88     83.81     98.94
620-639                     596       90,835,975     13.22      9.039        629       152,409     86.81     73.23     98.21
640-659                     587       90,452,284     13.16      9.003        649       154,092     87.05     54.16     97.47
660-679                     342       53,903,987      7.84      8.793        669       157,614     86.08     51.81     96.86
680-699                     223       34,667,461      5.05      8.760        690       155,459     85.35     43.50     97.57
700-719                     131       21,463,796      3.12      8.778        707       163,846     86.65     55.21     96.85
720-739                      60        9,361,301      1.36      8.668        729       156,022     84.51     51.39     97.22
740 & Above                  81       13,071,624      1.90      8.684        757       161,378     85.45     45.94     97.34
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
TOTAL                     4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====


                          DISTRIBUTION BY ORIGINAL LTV



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ORIGINAL LTV            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Below 40.00%                17         $912,903      0.13%     9.779%       577       $53,700     31.04%    44.31%   100.00%
 40 - 49.99%                 26        2,084,783      0.30      9.908        594        80,184     45.65     65.18     93.45
 50 - 59.99%                 47        5,402,378      0.79      9.844        594       114,944     54.80     47.00     94.00
 60 - 69.99%                 95       10,717,189      1.56      9.651        600       112,813     65.71     55.37     86.63
 70 - 79.99%                417       51,326,096      7.47      9.440        606       123,084     75.46     52.35     88.89
 80 - 84.99%              1,251      192,217,600     27.97      8.822        629       153,651     80.52     65.27     98.58
 85 - 89.99%                768      108,839,122     15.84      9.398        603       141,718     85.91     60.91     99.17
 90 - 94.99%              1,272      175,686,030     25.57      9.350        602       138,118     90.45     81.83     99.88
 95 - 100.00%               984      139,947,928     20.37      9.583        629       142,224     97.73     93.08    100.00
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====


                          DISTRIBUTION BY ORIGINAL TERM



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  ORIGINAL TERM           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 0 - 180                      5         $513,577      0.07%     9.451%       646      $102,715     90.38%   100.00%    76.81%
 181 - 240                    5          563,999      0.08      9.450        621       112,800     86.32    100.00    100.00
 241 - 360                4,867      686,056,452     99.84      9.275        615       140,961     86.43     73.14     98.35
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====




                          DISTRIBUTION BY DOCUMENTATION



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  DOCUMENTATION           LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  -------------           -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Full Doc                 3,724     $502,890,281     73.19%     9.324%       605      $135,040     87.89%   100.00%    98.81%
 NIQ                        736      119,442,320     17.38      9.254        642       162,286     83.30      0.00     96.91
 NIV                        352       54,602,859      7.95      8.887        652       155,122     79.93      0.00     97.80
 Alt Doc                     40        6,005,395      0.87      9.364        628       150,135     84.89      0.00     93.70
 24 Mo. Bank Stmt.           23        3,856,016      0.56      8.907        608       167,653     87.41      0.00    100.00
 Other                        2          337,157      0.05      9.513        681       168,578     82.53      0.00     47.31
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====


                          DISTRIBUTION BY LOAN PURPOSE



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  LOAN PURPOSE            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Purchase                 2,043     $316,128,859     46.01%     9.195%       626      $154,738     86.19%    71.08%    98.70%
 Cashout Refi             1,873      242,685,330     35.32      9.376        605       129,570     86.15     71.11     97.92
 Debt Consolidation         637       86,690,362     12.62      9.294        604       136,092     88.26     86.03     98.34
 Rate/Term Refi             320       41,124,667      5.98      9.244        618       128,515     86.08     74.24     97.93
 Other/Unknown                4          504,808      0.07     10.109        576       126,202     87.25    100.00    100.00
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====



                        DISTRIBUTION BY OCCUPANCY STATUS



                          NUMBER     AGGREGATE       PCT. OF               WEIGHTED               WEIGHTED   PCT.
                           OF        PRINCIPAL     MORT. POOL   WEIGHTED     AVG.      AVERAGE      AVG.     FULL        PCT.
                         MORTGAGE    BALANCE        BY AGG.      AVG.       ORIG.     PRINCIPAL     ORIG.     DOC.      OWNER
  LOAN PURPOSE            LOANS     OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE      LTV      LOAN     OCCUPIED
  ------------            -----     -----------    ----------   ------      ----       -------      ---      ----     -------
 Owner Occupied           4,758     $675,681,623     98.33%     9.270%       615      $142,010     86.63%    73.54%   100.00%
 Non-Owner                  106       10,314,028      1.50      9.571        640        97,302     74.87     48.48      0.00
 Second Home                 13        1,138,376      0.17      9.752        620        87,567     75.36     88.32      0.00
                          -----     ------------    ------      -----        ---      --------     -----     -----     -----
 TOTAL                    4,877     $687,134,027    100.00%     9.275%       615      $140,893     86.43%    73.19%    98.33%
                          =====     ============    ======      =====        ===      ========     =====     =====     =====



                          DISTRIBUTION BY PROPERTY TYPE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
   PROPERTY      MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
     TYPE         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Single Family    4,316     $599,052,378      87.18%      9.300%      613       $138,798    86.50%     73.23%    98.34%
Condo              305       46,977,348       6.84       8.948       635        154,024    85.72      70.44     97.25
2-4 Family         150       25,941,564       3.78       9.252       628        172,944    85.27      71.65    100.00
Townhouse          106       15,162,737       2.21       9.328       623        143,045    87.83      82.69     98.60
-------------   ------     ------------    -------      ------     -----      ---------   ------     ------   -------
TOTAL            4,877     $687,134,027     100.00%      9.275%      615       $140,893    86.43%     73.19%    98.33%
=============   ======     ============    =======      ======     =====      =========   ======     ======   =======


                              DISTRIBUTION BY STATE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
    STATE         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
California-South   547     $111,743,684      16.26%      8.629%      635       $204,285    84.15%    66.70%    98.11%
California-North   288       57,960,439       8.44       8.757       632        201,252    82.99     66.39     97.06
Texas              340       46,195,324       6.72       9.707       606        135,869    85.26     66.82     98.55
Illinois           294       44,247,024       6.44       9.288       612        150,500    86.43     71.04     98.85
Florida            354       42,501,239       6.19       9.419       604        120,060    87.06     71.59     97.96
Michigan           284       32,908,723       4.79       9.619       603        115,876    86.44     76.67     97.24
Georgia            229       30,941,961       4.50       9.664       599        135,118    87.75     73.45     97.84
Ohio               224       22,769,341       3.31       9.408       608        101,649    88.20     82.45     98.59
Virginia           127       18,607,970       2.71       9.395       608        146,519    86.66     79.08     97.84
North Carolina     147       18,127,258       2.64       9.795       596        123,315    89.59     86.50     98.29
Maryland           101       17,307,215       2.52       9.221       615        171,359    68.83     79.44     99.73
All Others       1,942      243,823,850      35.48       9.433       614        125,553    87.65     76.39     98.80
-------------   ------     ------------    -------      ------     -----      ---------   ------     -----    ------
TOTAL            4,877     $687,134,027     100.00%      9.275%      615       $140,893    86.43%    73.19%    98.33%
=============   ======     ============    =======      ======     =====      =========   ======     =====    ======


                            DISTRIBUTION BY ZIP CODES

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
ZIP CODES         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
92563               10       $2,099,487       0.31%      8.816%      628       $209,949    84.47%    71.81%    100.00%
94509                8        1,911,998       0.28       8.768       641        239,000    87.32     60.56     100.00
95376                7        1,649,518       0.24       8.337       633        235,645    81.81     67.79      86.96
92126                6        1,519,976       0.22       8.367       636        253,329    87.91     80.48     100.00
92336                9        1,485,449       0.22       8.485       650        165,050    83.48     58.35     100.00
91709                6        1,472,160       0.21       7.863       621        245,360    86.49    100.00     100.00
94544                5        1,444,231       0.21       8.037       673        288,846    86.74     59.76     100.00
90713                6        1,380,326       0.20       7.878       630        230,054    82.27     69.20     100.00
93551                6        1,339,425       0.19       8.531       606        223,238    86.82     67.15     100.00
91913                5        1,299,862       0.19       7.631       653        259,972    82.09     58.29     100.00
All Others       4,809      671,531,596      97.73       9.297       615        139,641    86.47     73.28      98.33
-------------   ------     ------------    -------      ------     -----      ---------  -------    ------   --------
TOTAL            4,877     $687,134,027     100.00%      9.275%      615       $140,893    86.43%    73.19%     98.33%
=============   ======     ============    =======      ======     =====      =========  =======    ======   ========


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY


                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
REMAINING           OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
MONTHS TO        MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
MATURITY          LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
0 - 180              5         $513,577       0.07%      9.451%      646       $102,715    90.38%    100.00%   76.81%
181 - 240            5          563,999       0.08       9.450       621        112,800    86.32     100.00   100.00
241 - 360        4,867      686,056,452      99.84       9.275       615        140,961    86.43      73.14    98.35
-------------    -----     ------------     ------       -----       ---       --------    -----      -----    -----
TOTAL            4,877     $687,134,027     100.00%      9.275%      615       $140,893    86.43%     73.19%   98.33%
=============    =====     ============     ======       =====       ===       ========    =====      =====    =====

                        DISTRIBUTION BY AMORTIZATION TYPE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
AMORTIZATION     MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
    TYPE          LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
2 Yr. Hybrid     3,564     $500,374,095      72.82%      9.278%      616       $140,397   86.64%    72.14%    98.53%
3 Yr. Hybrid     1,306      185,862,518      27.05       9.265       615        142,314   85.93     76.14     97.89
Other ARMs           7          897,415       0.13       9.809       593        128,202   74.30     46.80     81.81
-------------    -----     ------------     ------       -----       ---       --------   -----     -----     -----
TOTAL            4,877     $687,134,027     100.00%      9.275%      615       $140,893   86.43%    73.19%    98.33%
=============    =====     ============     ======       =====       ===       ========   =====     =====     =====


                          DISTRIBUTION BY PERIODIC CAP

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
 PERIODIC        MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
   CAP            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
1.00%            3,795      $522,846,852      76.09%      9.379%     611       $137,773    86.77%     72.71%    98.29%
1.50%               66        10,383,669       1.51       9.674      631        157,328    84.71      68.19     94.45
2.00%            1,015       153,794,264      22.38       8.895      629        151,521    85.41      75.11     98.74
3.00%                1           109,243       0.02      11.300      614        109,243    80.00     100.00    100.00
-------------    -----      ------------     ------      ------      ---       --------    -----     ------    ------
TOTAL            4,877      $687,134,027     100.00%      9.275%     615       $140,893    86.43%     73.19%    98.33%
=============    =====      ============     ======      ======      ===       ========    =====     ======    ======


                      DISTRIBUTION BY MONTHS TO RATE RESET


                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
  MONTHS            OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 TO RATE         MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
  RESET           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
0-12               720      $129,488,087      18.84%      9.590%     635       $179,845    84.61%    64.18%     96.44%
13-24            3,110       420,552,800      61.20       9.201      611        135,226    86.88     73.74      98.79
25-36            1,047       137,093,141      19.95       9.205      609        130,939    86.78     80.01      98.71
-------------    -----      ------------     ------       -----      ---       --------    -----     -----      -----
TOTAL            4,877      $687,134,027     100.00%      9.275%     615       $140,893    86.43%    73.19%     98.33%
=============    =====      ============     ======       =====      ===       ========    =====     =====      =====

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE


   GROSS          NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
  MAXIMUM           OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 LIFETIME        MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   RATE           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
11.50-11.99%         1      $    107,551       0.02%      6.990%      653      $107,551    90.00%    100.00%    100.00%
12.00-12.49%         4           595,975       0.09       6.588       690       148,994    80.00      71.60     100.00
12.50-12.99%        22         3,812,740       0.55       7.191       661       173,306    80.29      74.10     100.00
13.00-13.49%        71        11,537,459       1.68       7.340       649       162,499    82.82      82.19     100.00
13.50-13.99%       273        47,693,878       6.94       7.746       646       174,703    84.84      70.23      98.78
14.00-14.49%       310        49,480,800       7.20       8.097       640       159,615    85.05      67.82      99.26
14.50-14.99%       836       133,171,875      19.38       8.595       629       159,297    85.93      66.24      98.90
15.00-15.49%       581        83,097,971      12.09       8.990       618       143,026    86.83      72.18      98.93
15.50-15.99%       978       136,601,243      19.88       9.414       607       139,674    87.09      76.28      97.75
16.00-16.99%     1,137       144,389,807      21.01      10.087       601       126,992    87.63      77.64      97.72
17.00-17.99%       506        61,272,071       8.92      10.901       591       121,091    86.95      74.42      98.08
18.00-18.99%       134        13,907,378       2.02      11.866       578       103,786    84.82      83.01      95.89
19.00-19.99%        19         1,228,745       0.18      13.059       534        64,671    70.47      93.83      97.02
20.00-20.99%         5           236,533       0.03      13.608       517        47,307    60.34      84.01     100.00
-------------    -----      ------------     ------      ------       ---      --------    -----      -----     ------
TOTAL            4,877      $687,134,027     100.00%      9.275%      615      $140,893    86.43%     73.19%     98.33%
=============    =====      ============     ======      ======       ===      ========    =====      =====     ======

                          DISTRIBUTION BY GROSS MARGIN

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
   GROSS         MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
  MARGIN          LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
 0.00- 4.99%       102      $ 21,159,002       3.08%       8.100%     658      $207,441    80.55%     66.34%     99.38%
 5.00- 5.49%       199        41,538,715       6.05        8.414      649       208,737    83.81      59.36      98.55
 5.50- 5.99%       395        68,413,762       9.96        8.559      636       173,199    83.14      64.13      97.65
 6.00- 6.49%       301        49,848,459       7.25        8.991      630       165,609    83.84      65.50      96.24
 6.50- 6.99%       683       108,387,389      15.77        9.043      629       158,693    85.95      68.28      97.03
 7.00- 7.49%       422        62,235,243       9.06        9.003      618       147,477    87.26      78.29      98.90
 7.50- 7.99%       539        73,881,792      10.75        9.073      615       137,072    86.86      74.75      99.29
 8.00- 8.49%       464        62,047,519       9.03        9.361      610       133,723    88.64      73.98      98.73
 8.50- 8.99%       613        74,106,991      10.78        9.641      598       120,892    88.43      77.81      98.80
 9.00- 9.49%       433        51,200,604       7.45        9.975      589       118,246    89.29      82.85      99.30
 9.50- 9.99%       356        38,766,035       5.64       10.468      582       108,893    88.79      83.11      98.46
10.00-10.49%       183        18,842,149       2.74       10.827      575       102,963    88.53      85.24      99.16
10.50-10.99%        98         9,769,182       1.42       11.251      565        99,686    86.99      94.89      99.72
11.00-11.49%        44         4,044,260       0.59       11.384      570        91,915    89.26      92.11     100.00
11.50-11.99%        19         1,397,062       0.20       12.006      554        73,530    83.18      82.77     100.00
12.00-12.49%        15           821,298       0.12       13.019      551        54,753    73.72      91.28     100.00
12.50-12.99%         9           523,773       0.08       12.590      548        58,197    77.44      76.53     100.00
13.00-13.49%         1            90,865       0.01       12.990      552        90,865    85.00     100.00     100.00
13.50-13.99%         1            59,924       0.01       13.500      518        59,924    48.39     100.00     100.00
-------------    -----      ------------     ------       ------      ---      --------    -----     ------     ------
TOTAL            4,877      $687,134,027     100.00%       9.275%     615      $140,893    86.43%     73.19%     98.33%
=============    =====      ============     ======       ======      ===      ========    =====     ======     ======

                    THE GROUP II - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $162,099,678
NUMBER OF MORTGAGE LOANS:                                                 1,416
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $114,477
WEIGHTED AVERAGE GROSS COUPON:                                            9.640%
WEIGHTED AVERAGE NET  COUPON:                                             9.130%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       632
WEIGHTED AVERAGE ORIGINAL  LTV RATIO:                                     85.57%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                             84.62%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            296
WEIGHTED AVERAGE SEASONING (MONTHS):                                         13


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                      NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
   CURRENT              OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
  PRINCIPAL          MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   BALANCE            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------       ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
$0 - $25,000             27      $    466,657      0.29%      10.667%     640      $ 17,284    60.13%    83.85%     72.48%
$25,001 - $50,000       167         6,891,965      4.25       10.911      613        41,269    72.58     72.69      78.42
$50,001 - $75,000       278        17,445,896     10.76       10.115      625        62,755    84.50     80.14      92.62
$75,001 - $100,000      251        21,957,371     13.55        9.849      629        87,480    85.40     74.44      90.78
$100,001 - $125,000     194        21,807,871     13.45        9.738      626       112,412    86.60     77.81      95.27
$125,001 - $150,000     154        21,116,743     13.03        9.620      631       137,122    87.14     80.25      95.35
$150,001 - $175,000      87        14,008,872      8.64        9.476      636       161,022    86.89     66.60      97.66
$175,001 - $200,000      81        15,159,601      9.35        9.555      628       187,156    88.07     66.75      98.70
$200,001 - $225,000      61        12,914,867      7.97        9.277      641       211,719    86.00     62.34      96.75
$225,001 - $250,000      56        13,296,303      8.20        9.200      651       237,434    87.62     75.03      98.22
$250,001 - $275,000      35         9,190,259      5.67        9.095      638       262,579    85.93     77.06      94.27
$275,001 - $350,000      19         5,542,485      3.42        9.142      634       291,710    83.45     41.34     100.00
$350,001 - $450,000       6         2,300,787      1.42        8.797      681       383,465    80.33     35.06     100.00
-------------------   -----      ------------    ------       ------      ---      --------    -----     -----     ------
TOTAL                 1,416      $162,099,678    100.00%       9.640%     632      $114,477    85.57%    72.36%     94.66%
===================   =====      ============    ======       ======      ===      ========    =====     =====     ======

                          DISTRIBUTION BY CURRENT RATE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
   GROSS         MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
  MARGIN          LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE    LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
 6.50- 6.99%         7      $  1,362,492       0.84%       6.865%     721       $194,642   83.93%    100.00%   100.00%
 7.00- 7.49%        13         1,954,654       1.21        7.287      708        150,358   85.70      91.53     86.04
 7.50- 7.99%        89        13,193,497       8.14        7.807      672        148,242   83.84      72.48     96.67
 8.00- 8.49%        74         9,973,258       6.15        8.266      657        134,774   85.41      69.39     97.74
 8.50- 8.99%       251        34,050,149      21.01        8.774      645        135,658   85.23      72.11     96.90
 9.00- 9.49%       142        17,192,338      10.61        9.262      633        121,073   85.45      69.42     96.11
 9.50- 9.99%       274        32,649,420      20.14        9.802      631        119,158   87.76      71.21     96.06
10.00-10.49%       101         9,906,756       6.11       10.266      619         98,087   87.65      77.69     91.78
10.50-10.99%       191        19,217,240      11.86       10.751      608        100,614   84.75      67.90     90.08
11.00-11.49%        85         7,036,777       4.34       11.243      601         82,786   84.79      82.17     89.21
11.50-11.99%       104         9,444,393       5.83       11.736      600         90,811   85.20      70.88     91.84
12.00-12.49%        41         3,358,081       2.07       12.238      594         81,904   82.46      72.56     97.07
12.50-12.99%        25         1,605,611       0.99       12.682      605         64,224   85.83      82.03     93.99
13.00-13.49%         6           318,892       0.20       13.249      558         53,149   71.07      75.13     75.13
13.50-13.99%        10           699,868       0.43       13.741      558         69,987   71.95      82.31     74.85
14.00-14.49%         1            32,884       0.02       14.250      575         32,884   55.88     100.00    100.00
14.50-14.99%         2           103,369       0.06       14.712      515         51,684   70.00     100.00    100.00
-----=----==     -----      ------------     ------       ------      ---       --------   -----     ------    ------
TOTAL            1,416      $162,099,678     100.00%       9.640%     632       $114,477   85.57%     72.36%    94.66%
============     =====      ============     ======       ======      ===       ========   =====     ======    ======

                          DISTRIBUTION BY ORIGINAL FICO

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
 ORIGINAL        MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   FICO           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
480-499              1      $     48,946       0.03%      10.000%     497      $ 48,946    68.75%     0.00%    100.00%
500-519             46         4,025,704       2.48       11.192      512        87,515    79.89     92.12     100.00
520-539             61         6,555,686       4.04       10.590      529       107,470    82.48     91.05     100.00
540-559             80         8,016,564       4.95       10.491      551       100,207    82.18     75.50      98.34
560-579             94         9,280,657       5.73       10.219      570        98,730    81.34     76.37      94.63
580-599            170        19,461,966      12.01        9.955      588       114,482    87.27     85.37      97.61
600-619            180        19,941,198      12.30        9.701      610       110,784    85.21     80.87      97.35
620-639            178        19,998,142      12.34        9.576      630       112,349    86.67     76.38      94.32
640-659            189        22,876,613      14.11        9.440      650       121,040    86.81     60.84      93.18
660-679            149        19,711,667      12.16        9.230      668       132,293    85.60     54.14      95.13
680-699            101        11,825,955       7.30        9.475      689       117,089    86.25     60.86      89.29
700-719             69         8,963,315       5.53        9.029      710       129,903    87.86     73.17      93.74
720-739             40         4,424,107       2.73        8.959      728       110,603    88.17     66.18      94.09
740 & Above         58         6,969,159       4.30        8.536      762       120,158    84.67     74.48      81.64
------------     -----      ------------     ------        -----      ---      --------    -----     -----      -----
TOTAL            1,416      $162,099,678     100.00%       9.640%     632      $114,477    85.57%    72.36%     94.66%
============     =====      ============     ======        =====      ===      ========    =====     =====      =====


                          DISTRIBUTION BY ORIGINAL LTV

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 ORIGINAL        MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
   LTV            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Below 40.00%        24      $  1,214,477       0.75%      10.493%     619      $ 50,603    31.39%    74.61%    90.52%
40 - 49.99%         12           559,935       0.35        9.998      629        46,661    45.55     83.04     93.22
50 - 59.99%         38         2,810,913       1.73        9.935      622        73,971    54.98     42.90     81.82
60 - 69.99%         76         6,423,050       3.96       10.004      617        84,514    65.01     39.20     88.58
70 - 79.99%        207        20,384,528      12.58        9.682      628        98,476    75.25     58.00     83.30
80 - 84.99%        267        34,264,706      21.14        9.437      631       128,332    80.77     68.56     93.81
85 - 89.99%        205        23,331,077      14.39        9.557      626       113,810    86.38     65.12     95.46
90 - 94.99%        272        33,297,623      20.54        9.646      629       122,418    90.68     73.79     98.26
95 -100.00%        315        39,813,370      24.56        9.726      647       126,392    97.93     93.25     99.78
------------     -----      ------------     ------       ------      ---      --------    -----     -----     -----
TOTAL            1,416      $162,099,678     100.00%       9.640%     632      $114,477    85.57%    72.36%    94.66%
============     =====      ============     ======       ======      ===      ========    =====     =====     =====

                          DISTRIBUTION BY ORIGINAL TERM

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 ORIGINAL        MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   TERM           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
0 - 180            392      $ 39,648,692      24.46%      9.746%      631      $101,145    84.71%    68.76%    93.20%
181 - 240           79         7,651,811       4.72       9.551       642        96,858    87.50     79.76     97.62
241 - 360          945       114,799,175      70.82       9.609       632       121,481    85.74     73.11     94.97
-------------    -----      ------------     ------       -----       ---      --------    -----     -----     -----
TOTAL            1,416      $162,099,678     100.00%      9.640%      632      $114,477    85.57%    72.36%    94.66%
=============    =====      ============     ======       =====       ===      ========    =====     =====     =====


                          DISTRIBUTION BY DOCUMENTATION


                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
DOCUMENTATION     LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Full Doc          1,057     $117,299,708      72.36%      9.635%      627      $110,974    87.49%    100.00%    95.81%
NIQ                 262       33,840,984      20.88       9.662       645       129,164    81.12       0.00     90.45
NIV                  76        8,543,501       5.27       9.625       659       112,414    78.87       0.00     95.45
Alt Doc              15        1,653,140       1.02       9.725       634       110,209    80.26       0.00     98.11
24 Mo. Bank Stmt.     4          398,773       0.25       8.916       645        99,693    87.37       0.00     81.02
Other                 2          363,572       0.22       9.705       653       181,786    62.12       0.00    100.00
----------------  -----     ------------     ------       -----       ---      --------    -----     ------    ------
TOTAL             1,416     $162,099,678     100.00%      9.640%      632      $114,477    85.57%     72.36%    94.66%
================  =====     ============     ======       =====       ===      ========    =====     ======    ======

                          DISTRIBUTION BY LOAN PURPOSE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
LOAN PURPOSE      LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Cashout Refi        736     $ 79,593,962      49.10%      9.691%      629      $108,144    83.90%     69.05%    93.31%
Purchase            341       43,017,532      26.54       9.767       637       126,151    87.72      69.91     94.15
Consolidation       199       23,054,795      14.22       9.560       633       115,853    86.81      87.16     99.03
Rate/Term Refi      138       16,343,732      10.08       9.176       637       118,433    86.38      73.93     96.40
Other/Unknown         2           89,656       0.06       8.835       592        44,828    77.69     100.00    100.00
--------------    -----     ------------     ------       -----       ---      --------    -----     ------    ------
TOTAL             1,416     $162,099,678     100.00%      9.640%      632      $114,477    85.57%     72.36%    94.66%
==============    =====     ============     ======       =====       ===      ========    =====     ======    ======


                        DISTRIBUTION BY OCCUPANCY STATUS

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
  OCCUPANCY      MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   STATUS         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Owner Occupied    1,301     $153,450,420      94.66%       9.610%     631      $117,948    86.13%    73.23%    100.00%
Non-Owner           101        7,692,399       4.75       10.131      671        76,162    75.19     56.42       0.00
Second Home          14          956,859       0.59       10.478      630        68,347    79.35     60.62       0.00
---------------   -----     ------------     ------       ------      ---      --------    -----     -----     ------
TOTAL             1,416     $162,099,678     100.00%       9.640%     632      $114,477    85.57%    72.36%     94.66%
===============   =====     ============     ======       ======      ===      ========    =====     =====     ======


                          DISTRIBUTION BY PROPERTY TYPE


                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
 PROPERTY        MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   TYPE           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Single Family     1,275     $143,457,008      88.50%      9.654%      631      $112,515    85.83%    74.69%    94.98%
2-4 Family           60       10,255,438       6.33       9.446       634       170,924    82.50     48.35     99.27
Condo                61        6,453,585       3.98       9.608       659       105,796    83.19     54.68     81.92
Townhouse            20        1,933,647       1.19       9.711       642        96,682    90.45     86.28     89.21
---------------   -----     ------------     ------       ------      ---      --------    -----     -----     ------
TOTAL             1,416     $162,099,678     100.00%      9.640%      632      $114,477    85.57%    72.36%    94.66%
===============   =====     ============     ======       ======      ===      ========    =====     =====     ======

                              DISTRIBUTION BY STATE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   STATE          LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
New York             89     $ 13,642,266       8.42%      9.556%      640      $153,284    86.36%    58.54%    95.74%
Florida             124       12,744,006       7.86       9.783       623       102,774    87.15     69.37     94.47
California-South     67       12,438,631       7.67       8.957       649       185,651    85.28     72.64     93.43
Texas                97       10,111,957       6.24       9.948       629       104,247    80.92     65.09     95.36
Ohio                 81        8,179,138       5.05       9.279       636       100,977    87.14     72.20     96.64
Georgia              76        7,509,730       4.63       9.878       635        98,812    85.27     74.54     91.64
North Carolina       67        7,013,311       4.33       9.882       619       104,676    87.93     78.51     88.71
California-North     38        6,746,450       4.16       9.144       630       177,538    78.94     62.06     88.94
Tennessee            60        6,219,627       3.84       9.792       621       103,660    86.49     70.86     98.99
Pennsylvania         65        6,189,949       3.82       9.363       622        95,230    83.23     71.00     97.48
New Jersey           38        5,790,854       3.57       9.417       638       152,391    85.22     78.65     99.33
All Others          614       65,513,758      40.42       9.786       633       106,700    86.31     76.78     94.84
---------------   -----     ------------     ------       -----       ---      --------    -----     -----     -----
TOTAL             1,416     $162,099,678     100.00%      9.640%      632      $114,477    85.57%    72.36%    94.66%
===============   =====     ============     ======       =====       ===      ========    =====     =====     =====

                            DISTRIBUTION BY ZIP CODES

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL    MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE     AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
ZIP CODES         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
11212                3     $    648,873       0.40%       8.782%     634       $216,291    87.90%    42.33%    100.00%
30044                4          553,021       0.34        9.411      633        138,255    88.67     85.08     100.00
92126                2          528,523       0.33        8.395      602        264,261    85.68    100.00     100.00
95116                2          521,211       0.32        9.586      675        260,606    75.46     54.64      54.64
90808                2          499,395       0.31       10.311      695        249,698    92.17    100.00     100.00
10306                2          449,363       0.28       11.239      568        224,682    77.20    100.00     100.00
30309                2          444,773       0.27       10.171      680        222,386    89.42     52.89     100.00
96813                1          441,297       0.27        8.999      772        441,297    80.00    100.00     100.00
11967                2          427,016       0.26        8.378      704        213,508    87.52      0.00     100.00
90746                2          416,354       0.26        8.518      669        208,177    86.34     63.37     100.00
All Others       1,394      157,169,851      96.96        9.649      632        112,747    85.59     72.44      94.65
------------     -----     ------------     ------       ------      ---       --------    -----    ------     ------
TOTAL            1,416     $162,099,678     100.00%       9.640%     632       $114,477    85.57%    72.36%     94.66%
============     =====     ============     ======       ======      ===       ========    =====    ======     ======


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY


                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
 REMAINING          OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
 MONTHS TO       MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
 MATURITY         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
0 - 180             393     $ 39,681,221      24.48%      9.748%      631      $100,970    84.72%    68.79%    93.13%
181 - 240            78        7,619,282       4.70       9.541       642        97,683    87.45     79.67     98.03
241 - 360           945      114,799,175      70.82       9.609       632       121,481    85.74     73.11     94.97
-------------     -----     ------------     ------       -----       ---      --------    -----     -----     -----
TOTAL             1,416     $162,099,678     100.00%      9.640%      632      $114,477    85.57%    72.36%    94.66%
=============     =====     ============     ======       =====       ===      ========    =====     =====     =====


                        DISTRIBUTION BY AMORTIZATION TYPE

                      NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                        OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
AMORTIZATION         MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   TYPE               LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------       ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Fixed Rate            1,159     $131,711,177      81.25%      9.612%      633      $113,642    85.50%    72.96%    95.09%
Fixed Rate Balloon      257       30,388,500      18.75       9.762       628       118,243    85.88     69.76     92.83
------------          -----     ------------     ------       -----       ---      --------    -----     -----     -----
TOTAL                 1,416     $162,099,678     100.00%      9.640%      632      $114,477    85.57%    72.36%    94.66%
============          =====     ============     ======       =====       ===      ========    =====     =====     =====

                   GROUP III - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $193,994,100
NUMBER OF MORTGAGE LOANS:                                                   568
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $341,539
WEIGHTED AVERAGE GROSS COUPON:                                            8.741%
WEIGHTED AVERAGE NET COUPON:                                              8.231%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       636
WEIGHTED AVERAGE ORIGINAL  LTV RATIO:                                     85.98%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                             85.29%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            348
WEIGHTED AVERAGE SEASONING (MONTHS):                                         12
WEIGHTED AVERAGE MONTHS TO ROLL:                                             16
WEIGHTED AVERAGE GROSS MARGIN:                                             6.47%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         2.60%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.27%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             15.13%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE


                      NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
   CURRENT              OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
  PRINCIPAL          MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   BALANCE            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------       ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
$225,001 - $250,000      1      $    230,496       0.12%      8.990%      585      $230,496    80.00%      0.00%   100.00%
$275,001 - $350,000    372       119,972,836      61.84       8.796       634       322,508    86.33      57.30     99.47
$350,001 - $450,000    193        72,835,576      37.55       8.669       638       377,386    85.49      63.18     97.95
$450,001 - $550,000      2           955,192       0.49       7.176       670       477,596    81.45     100.00    100.00
-------------------    ---      ------------     ------       -----       ---      --------    -----     ------    ------
TOTAL                  568      $193,994,100     100.00%      8.741%      636      $341,539    85.98%     59.65%    98.90%
===================    ===      ============     ======       =====       ===      ========    =====     ======    ======


                          DISTRIBUTION BY CURRENT RATE

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                 MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
CURRENT RATE      LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
 6.50- 6.99%        9       $  3,187,573       1.64%       6.830%     688      $354,175    82.58%     88.23%   100.00%
 7.00- 7.49%       33         11,218,395       5.78        7.276      665       339,951    84.05      78.53    100.00
 7.50- 7.99%      122         42,674,858      22.00        7.804      641       349,794    84.77      62.74    100.00
 8.00- 8.49%       75         25,624,798      13.21        8.282      632       341,664    86.46      60.75    100.00
 8.50- 8.99%      143         48,156,770      24.82        8.746      630       336,761    85.25      52.28     97.09
 9.00- 9.49%       62         21,090,689      10.87        9.276      639       340,172    85.90      52.43    100.00
 9.50- 9.99%       70         23,892,952      12.32        9.740      626       341,328    87.87      62.00     96.96
10.00-10.49%       11          3,697,190       1.91       10.257      619       336,108    90.24      81.66    100.00
10.50-10.99%       31         10,415,967       5.37       10.771      631       335,999    88.50      58.30    100.00
11.00-11.49%        4          1,332,711       0.69       11.318      641       333,178    93.47      49.33    100.00
11.50-11.99%        6          2,019,154       1.04       11.693      623       336,526    91.50      32.18    100.00
12.00-12.49%        1            304,664       0.16       12.450      542       304,664    85.00     100.00    100.00
12.50-12.99%        1            378,381       0.20       12.990      658       378,381    90.00       0.00    100.00
------------      ---       ------------     ------       ------      ---      --------    -----      -----    ------
TOTAL             568       $193,994,100     100.00%       8.741%     636      $341,539    85.98%     59.65%    98.90%
============      ===       ============     ======       ======      ===      ========    =====      =====    ======

                          DISTRIBUTION BY ORIGINAL FICO


                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
 ORIGINAL        MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   FICO           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
500-519             8       $  2,643,910       1.36%      9.563%      512      $330,489    82.16%    75.38%    100.00%
520-539             8          2,619,168       1.35       9.440       527       327,396    83.59     86.73     100.00
540-559            16          5,412,551       2.79       9.415       547       338,284    78.86     68.40     100.00
560-579            26          8,459,577       4.36       9.347       571       325,368    84.29     65.90     100.00
580-599            68         23,068,281      11.89       8.788       590       339,239    87.64     84.65     100.00
600-619            96         33,293,854      17.16       8.618       608       346,811    86.10     74.41      98.88
620-639            90         30,619,895      15.78       8.684       630       340,221    86.02     63.57      97.82
640-659            85         29,318,429      15.11       8.702       649       344,923    85.01     55.18      97.56
660-679            69         24,101,671      12.42       8.547       670       349,300    85.97     36.91     100.00
680-699            50         16,759,251       8.64       8.807       689       335,185    87.51     29.84     100.00
700-719            23          7,855,629       4.05       8.662       708       341,549    86.21     40.65     100.00
720-739            10          3,374,783       1.74       8.529       727       337,478    93.53     61.35     100.00
740 & Above        19          6,467,101       3.33       8.439       765       340,374    86.39     47.44      94.26
------------      ---       ------------     ------       -----       ---      --------    -----     -----     ------
TOTAL             568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%     98.90%
============      ===       ============     ======       =====       ===      ========    =====     =====     ======


                          DISTRIBUTION BY ORIGINAL LTV

                  NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                    OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED    AVERAGE    AVG.      FULL       PCT.
 ORIGINAL        MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.  PRINCIPAL   ORIG.     DOC.      OWNER
   LTV            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO       BALANCE    LTV       LOAN     OCCUPIED
-------------   ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Below 40.00%        1       $    349,192       0.18%      9.875%      545      $349,192    35.00%     0.00%    100.00%
50 - 59.99%         2            721,957       0.37       8.538       656       360,979    53.39      0.00     100.00
60 - 69.99%         8          2,735,040       1.41       8.566       604       341,880    66.27     37.04     100.00
70 - 79.99%        48         16,930,660       8.73       8.893       618       352,722    75.25     44.61      91.83
80 - 84.99%       170         58,584,470      30.20       8.436       642       344,615    80.51     55.46      99.37
85 - 89.99%       109         37,026,662      19.09       8.685       631       339,694    86.27     39.86     100.00
90 - 94.99%       144         48,323,179      24.91       8.735       632       335,578    90.55     73.58      99.23
95 - 100.00%       86         29,322,940      15.12       9.350       649       340,964    98.50     83.02     100.00
-------------     ---       ------------     ------       -----       ---      --------    -----     -----     ------
TOTAL             568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%     98.90%
=============     ===       ============     ======       =====       ===      ========    =====     =====     ======


                          DISTRIBUTION BY DOCUMENTATION

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                   MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
 DOCUMENTATION      LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Full Doc            338       $115,714,053      59.65%      8.668%      625      $342,349    87.81%    100.00%    99.34%
NIQ                 171         58,038,825      29.92       8.965       651       339,408    83.59       0.00     98.30
NIV                  49         16,766,517       8.64       8.539       665       342,174    81.44       0.00    100.00
24 Mo. Bank Stmt.     6          2,149,852       1.11       8.212       633       358,309    87.47       0.00     82.70
Alt Doc               4          1,324,852       0.68       8.740       624       331,213    86.11       0.00    100.00
-----------------   ---       ------------     ------       -----       ---      --------    -----     ------    ------
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%     59.65%    98.90%
=================   ===       ============     ======       =====       ===      ========    =====     ======    ======


                          DISTRIBUTION BY LOAN PURPOSE

                     NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                       OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                    MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
LOAN PURPOSE         LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------      ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Purchase             324       $110,673,639      57.05%      8.728%      646      $341,585    86.62%    61.92%     99.64%
Cashout Refi         175         59,740,855      30.80       8.848       623       341,376    84.51     51.44      97.70
Debt Consolidation    46         15,830,792       8.16       8.632       619       344,148    88.50     75.86      97.75
Rate/Term Refi        23          7,748,813       3.99       8.329       627       336,905    83.09     57.37     100.00
------------------   ---       ------------     ------       -----       ---      --------    -----     -----     ------
TOTAL                568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%     98.90%
==================   ===       ============     ======       =====       ===      ========    =====     =====     ======

                        DISTRIBUTION BY OCCUPANCY STATUS

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 OCCUPANCY         MORTGAGE      BALANCE       BY AGG.       AVG.   AVG. ORIG.  PRINCIPAL    ORIG.     DOC.      OWNER
  STATUS            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Owner Occupied      562       $191,866,823      98.90%      8.738%      636      $341,400    86.08%    59.91%    100.00%
Non-Owner             5          1,755,394       0.90       9.082       663       351,079    74.71     43.78       0.00
Second Home           1            371,882       0.19       8.500       604       371,882    90.00      0.00       0.00
---------------     ---       ------------     ------       -----       ---      --------    -----     -----     ------
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%     98.90%
===============     ===       ============     ======       =====       ===      ========    =====     =====     ======

                          DISTRIBUTION BY PROPERTY TYPE

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 PROPERTY          MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   TYPE             LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Single Family       525       $179,639,001      92.60%      8.728%      637      $342,170    85.93%    58.67%     98.82%
Condo                31         10,118,307       5.22       8.940       624       326,397    87.51     74.11     100.00
Townhouse             9          3,056,996       1.58       8.917       613       339,666    86.28     79.59     100.00
2-4 Family            3          1,179,795       0.61       8.495       650       393,265    80.37     33.34     100.00
--------------      ---       ------------     ------       -----       ---      --------    -----     -----     ------
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%     98.90%
==============      ===       ============     ======       =====       ===      ========    =====     =====     ======


                              DISTRIBUTION BY STATE

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                   MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   STATE            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
California-North     160       $ 54,856,563     28.28%      8.506%      649      $342,854    84.21%    57.55%     98.74%
California-South     162         54,627,412     28.16       8.474       634       337,206    86.00     63.06      99.43
Virginia              22          7,591,525      3.91       9.076       614       345,069    87.24     81.16     100.00
Colorado              22          7,530,627      3.88       8.783       624       342,301    87.67     61.57     100.00
Maryland              19          6,385,776      3.29       8.982       635       336,093    89.28     73.77     100.00
Georgia               18          6,253,488      3.22       8.892       614       347,416    87.07     65.52     100.00
Washington            17          5,711,329      2.94       9.030       632       335,961    88.33     53.03     100.00
Illinois              16          5,466,772      2.82       9.391       626       341,673    86.56     49.68     100.00
Texas                 14          4,966,051      2.56       9.950       637       354,718    87.51     35.17     100.00
Florida               15          4,955,412      2.55       9.346       639       330,361    88.02     47.11     100.00
Michigan              11          3,957,179      2.04       9.599       625       359,744    88.62     82.44     100.00
All Others            92         31,691,965     16.34       8.884       632       344,478    86.04     53.66      96.45
----------------     ---       ------------    ------       -----       ---      --------    -----     -----     ------
TOTAL                568       $193,994,100    100.00%      8.741%      636      $341,539    85.98%    59.65%     98.90%
================     ===       ============    ======       =====       ===      ========    =====     =====     ======


                            DISTRIBUTION BY ZIP CODES

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                   MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
 ZIP CODES          LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
95127                 7       $  2,354,787       1.21%      8.880%      629      $336,398    80.96%     73.25%   100.00%
95122                 6          2,035,093       1.05       8.413       659       339,182    83.93      33.84    100.00
94503                 6          2,030,664       1.05       8.315       643       338,444    88.19      47.01    100.00
92691                 6          1,864,847       0.96       8.540       633       310,808    86.63      67.17    100.00
94015                 5          1,812,975       0.93       8.925       672       362,595    81.97      81.58     79.52
94014                 5          1,771,831       0.91       8.264       645       354,366    79.99     100.00    100.00
95111                 5          1,721,593       0.89       8.569       694       344,319    87.28      21.22    100.00
94560                 5          1,695,671       0.87       8.110       662       339,134    79.22      40.43    100.00
94513                 5          1,616,682       0.83       8.776       631       323,336    94.18     100.00    100.00
75034                 4          1,406,295       0.72       9.955       624       351,574    92.58      75.60    100.00
All Others          514        175,683,661      90.56       8.751       635       341,797    86.07      59.26     99.00
--------------      ---       ------------     ------       -----       ---      --------    -----     ------    ------
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%     59.65%    98.90%
==============      ===       ============     ======       =====       ===      ========    =====     ======    ======

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
 REMAINING            OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 MONTHS TO         MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
 MATURITY           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
241 - 360           568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%    98.90%
-------------       ---       ------------     ------       -----       ---      --------    -----     -----     -----
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%    98.90%
=============       ===       ============     ======       =====       ===      ========    =====     =====     =====


                        DISTRIBUTION BY AMORTIZATION TYPE

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
AMORTIZATION       MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   TYPE             LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
2 Yr. Hybrid        407       $138,623,441      71.46%      8.816%      634      $340,598    86.76%     58.55%    98.73%
3 Yr. Hybrid        160         54,990,161      28.35       8.552       641       343,689    84.08      62.15     99.32
Other ARMs            1            380,497       0.20       8.750       593       380,497    80.00     100.00    100.00
--------------      ---       ------------     ------       -----       ---      --------    -----     ------    ------
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%     59.65%    98.90%
==============      ===       ============     ======       =====       ===      ========    =====     ======    ======


                      DISTRIBUTION BY MONTHS TO RATE RESET

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
MONTHS TO RATE     MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
    RESET           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
0-12                191       $ 64,182,398      33.08%      9.153%      640      $336,034    86.56%    59.29%    99.42%
13-24               288         99,269,835      51.17       8.627       632       344,687    85.99     58.41     98.61
25-36                89         30,541,867      15.74       8.246       641       343,167    84.74     64.42     98.78
-------------       ---       ------------     ------       -----       ---      --------    -----     -----     -----
TOTAL               568       $193,994,100     100.00%      8.741%      636      $341,539    85.98%    59.65%    98.90%
=============       ===       ============     ======       =====       ===      ========    =====     =====     =====

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
GROSS MAXIMUM      MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
LIFETIME RATE       LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
12.00-12.49%          1       $    311,753       0.16%       7.250%     755      $311,753    80.00%    100.00%   100.00%
12.50-12.99%          3          1,233,224       0.64        6.885      645       411,075    80.00     100.00    100.00
13.00-13.49%         23          7,820,587       4.03        7.258      664       340,026    83.80      78.12    100.00
13.50-13.99%         71         24,837,419      12.80        7.792      641       349,823    85.36      63.27    100.00
14.00-14.49%         64         21,640,967      11.16        8.072      636       338,140    85.19      66.83    100.00
14.50-14.99%        144         48,983,343      25.25        8.434      633       340,162    85.18      52.74     97.90
15.00-15.49%         62         21,454,891      11.06        8.818      636       346,047    87.72      59.58    100.00
15.50-15.99%         91         30,871,921      15.91        9.188      635       339,252    86.02      52.98     96.44
16.00-16.99%         78         26,332,796      13.57        9.771      627       337,600    86.44      65.32    100.00
17.00-17.99%         27          9,159,546       4.72       10.965      640       339,242    90.49      51.72    100.00
18.00-18.99%          4          1,347,653       0.69       12.077      608       336,913    91.48      71.92    100.00
------------        ---       ------------     ------       ------      ---      --------    -----     ------    ------
TOTAL               568       $193,994,100     100.00%       8.741%     636      $341,539    85.98%     59.65%    98.90%
============        ===       ============     ======       ======      ===      ========    =====     ======    ======

                          DISTRIBUTION BY GROSS MARGIN


                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                   MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
GROSS MARGIN        LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
 1.00- 1.49%         48       $ 16,314,819       8.41%       7.966%     654      $339,892    81.73%    72.22%    100.00%
 5.00- 5.49%         80         27,035,321      13.94        8.228      639       337,942    84.76     70.03     100.00
 5.50- 5.99%        112         37,687,662      19.43        8.597      640       336,497    85.06     53.15      96.29
 6.00- 6.49%         63         21,934,833      11.31        8.639      641       348,172    85.69     60.27     100.00
 6.50- 6.99%        111         37,974,784      19.58        8.861      632       342,115    87.24     59.92     100.00
 7.00- 7.49%         43         15,044,088       7.75        9.062      632       349,863    86.43     46.87      97.64
 7.50- 7.99%         42         14,264,283       7.35        8.978      627       339,626    85.01     55.32      97.39
 8.00- 8.49%         25          8,693,155       4.48        9.324      631       347,726    90.39     52.25     100.00
 8.50- 8.99%         15          5,208,060       2.68        9.355      635       347,204    90.36     53.52     100.00
 9.00- 9.49%         15          5,194,119       2.68        9.786      616       346,275    89.69     72.59     100.00
 9.50- 9.99%          4          1,339,261       0.69        9.484      640       334,815    96.22     50.69     100.00
10.00-10.49%          6          1,966,927       1.01       10.560      584       327,821    88.62     82.22     100.00
10.50-10.99%          2            654,670       0.34       10.500      574       327,335    90.65     53.24     100.00
11.00-11.49%          2            682,116       0.35       11.642      577       341,058    87.77     44.66     100.00
------------        ---       ------------     ------       ------      ---      --------    -----     -----     ------
TOTAL               568       $193,994,100     100.00%       8.741%     636      $341,539    85.98%    59.65%     98.90%
============        ===       ============     ======       ======      ===      ========    =====     =====     ======

                    THE GROUP III - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $36,236,447
NUMBER OF MORTGAGE LOANS:                                                  106
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                  $341,853
WEIGHTED AVERAGE GROSS COUPON:                                            8.814%
WEIGHTED AVERAGE NET COUPON:                                              8.304%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                      657
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      84.55%
WEIGHTED AVERAGE CURRENT AMORTIZING LTV RATIO                             83.65%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                           315
WEIGHTED AVERAGE SEASONING (MONTHS):                                        15


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE


                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
CURRENT PRINCIPAL     MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
    BALANCE            LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------   ------------   -----------  --------   --------   ---------  --------   ------   ---------
$275,001 - $350,000      71       $22,770,399      62.84%      8.972%      658      $320,710    85.50%     63.50%    97.20%
$350,001 - $450,000      34        12,974,232      35.80       8.572       651       381,595    83.05      73.31    100.00
$450,001 - $550,000       1           491,815       1.36       7.950       741       491,815    80.00     100.00    100.00
-------------------     ---       -----------     ------       -----       ---      --------    -----     ------    ------
TOTAL                   106       $36,236,447     100.00%      8.814%      657      $341,853    84.55%     67.51%    98.24%
===================     ===       ===========     ======       =====       ===      ========    =====     ======    ======


                          DISTRIBUTION BY CURRENT RATE

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                   MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG.    PRINCIPAL    ORIG.     DOC.      OWNER
CURRENT RATE        LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
 6.50- 6.99%          3       $ 1,044,940        2.88%       6.850%     696      $348,313     68.82%   100.00%   100.00%
 7.00- 7.49%          5         1,781,256        4.92        7.289      717       356,251     79.18     82.33    100.00
 7.50- 7.99%         29        10,345,794       28.55        7.860      671       356,752     81.59     59.38    100.00
 8.00- 8.49%         13         4,462,987       12.32        8.303      643       343,307     83.37     77.67    100.00
 8.50- 8.99%         21         6,989,012       19.29        8.799      642       332,810     86.76     62.03     95.55
 9.00- 9.49%          4         1,453,327        4.01        9.290      637       363,332     86.55    100.00    100.00
 9.50- 9.99%         14         4,630,927       12.78        9.727      644       330,781     84.25     50.75    100.00
10.00-10.49%          4         1,296,340        3.58       10.231      647       324,085     97.67    100.00    100.00
10.50-10.99%          6         1,918,463        5.29       10.546      663       319,744     89.66     66.99     83.01
11.00-11.49%          2           692,788        1.91       11.302      661       346,394     97.61      0.00    100.00
11.50-11.99%          2           614,771        1.70       11.763      624       307,386     94.93    100.00    100.00
12.00-12.49%          2           704,248        1.94       12.102      623       352,124     81.66    100.00    100.00
12.50-12.99%          1           301,594        0.83       12.500      624       301,594    100.00    100.00    100.00
------------        ---       -----------      ------       ------      ---      --------    ------    ------    ------
TOTAL               106       $36,236,447      100.00%       8.814%     657      $341,853     84.55%    67.51%    98.24%
============        ===       ===========      ======       ======      ===      ========    ======    ======    ======

                          DISTRIBUTION BY ORIGINAL FICO


                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 ORIGINAL          MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   FICO             LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
520-539               2       $   674,549        1.86%      8.943%      531      $337,275    79.40%    100.00%   100.00%
560-579               2           683,280        1.89       8.680       570       341,640    69.88      49.72    100.00
580-599               5         1,742,396        4.81       8.747       588       348,479    86.89     100.00    100.00
600-619              18         6,294,023       17.37       9.095       611       349,668    84.51      90.16    100.00
620-639              12         3,943,947       10.88       9.695       631       328,662    88.26      56.84    100.00
640-659              18         5,923,989       16.35       8.983       649       329,110    87.13      62.27    100.00
660-679              18         6,345,631       17.51       8.731       671       352,535    84.94      61.09    100.00
680-699              12         4,210,524       11.62       8.633       687       350,877    84.97      66.52    100.00
700-719               7         2,353,519        6.49       8.287       710       336,217    84.73      42.40    100.00
720-739               4         1,310,565        3.62       7.480       728       327,641    79.41      69.72    100.00
740 & Above           8         2,754,024        7.60       8.152       750       344,253    77.92      54.90     76.87
--------------      ---       -----------      ------       -----       ---      --------    -----     ------    ------
TOTAL               106       $36,236,447      100.00%      8.814%      657      $341,853    84.55%     67.51%    98.24%
==============      ===       ===========      ======       =====       ===      ========    =====     ======    ======


                          DISTRIBUTION BY ORIGINAL LTV

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 ORIGINAL          MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   LTV              LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
50 - 59.99%           3       $ 1,054,363        2.91%      8.331%      666      $351,454    56.73%     0.00%    100.00%
60 - 69.99%           9         3,042,459        8.40       8.395       676       338,051    65.55     54.58     100.00
70 - 79.99%          12         4,132,180       11.40       8.597       656       344,348    76.25     49.04      92.11
80 - 84.99%          28         9,926,198       27.39       8.400       658       354,507    80.87     70.42      96.87
85 - 89.99%          14         4,689,179       12.94       8.945       640       334,941    86.17     44.12     100.00
90 - 94.99%          15         5,122,776       14.14       8.373       656       341,518    90.48     80.81     100.00
95 - 100.00%         25         8,269,291       22.82       9.836       657       330,772    99.05     91.62     100.00
-------------       ---       -----------      ------       -----       ---      --------    -----     -----     ------
TOTAL               106       $36,236,447      100.00%      8.814%      657      $341,853    84.55%    67.51%     98.24%
=============       ===       ===========      ======       =====       ===      ========    =====     =====     ======


                          DISTRIBUTION BY DOCUMENTATION

                    NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                      OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                   MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
DOCUMENTATION       LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------     ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Full Doc             71       $24,462,676       67.51%      8.816%      649      $344,545    87.25%    100.00%    98.67%
NIQ                  27         9,182,792       25.34       8.909       668       340,103    79.50       0.00    100.00
NIV                   6         1,929,194        5.32       8.437       683       321,532    78.55       0.00     83.87
Alt Doc               2           661,785        1.83       8.555       693       330,893    72.24       0.00    100.00
-------------       ---       -----------      ------       -----       ---      --------    -----     ------    ------
TOTAL               106       $36,236,447      100.00%      8.814%      657      $341,853    84.55%     67.51%    98.24%
=============       ===       ===========      ======       =====       ===      ========    =====     ======    ======


                          DISTRIBUTION BY LOAN PURPOSE

                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                      MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
LOAN PURPOSE           LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Cashout Refi             48       $16,409,091      45.28%      8.766%      647      $341,856    81.51%    61.79%    100.00%
Purchase                 32        10,966,466      30.26       9.279       657       342,702    89.77     75.96      94.19
Rate/Term Refi           14         4,809,229      13.27       8.068       672       343,516    84.09     73.57     100.00
Debt Consolidation       12         4,051,661      11.18       8.639       676       337,638    83.28     60.60     100.00
------------------      ---       -----------     ------       -----       ---      --------    -----     -----     ------
TOTAL                   106       $36,236,447     100.00%      8.814%      657      $341,853    84.55%    67.51%     98.24%
==================      ===       ===========     ======       =====       ===      ========    =====     =====     ======

                        DISTRIBUTION BY OCCUPANCY STATUS


                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 OCCUPANCY            MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   STATUS              LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Owner Occupied          104       $35,599,425      98.24%       8.798%     655      $342,302    84.63%     67.80%   100.00%
Second Home               1           325,899       0.90       10.500      746       325,899    79.62     100.00      0.00
Non-Owner                 1           311,123       0.86        8.950      742       311,123    80.00       0.00      0.00
--------------          ---       -----------     ------       ------      ---      --------    -----     ------    ------
TOTAL                   106       $36,236,447     100.00%       8.814%     657      $341,853    84.55%     67.51%    98.24%
==============          ===       ===========     ======       ======      ===      ========    =====     ======    ======


                          DISTRIBUTION BY PROPERTY TYPE

                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 PROPERTY             MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   TYPE                LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Single Family           102       $34,872,759      96.24%       8.776%     657      $341,890    84.39%    68.21%     98.17%
Condo                     2           729,095       2.01        8.628      638       364,548    85.66     51.12     100.00
Townhouse                 2           634,592       1.75       11.123      643       317,296    92.13     47.53     100.00
---------------         ---       -----------     ------       ------      ---      --------    -----     -----     ------
TOTAL                   106       $36,236,447     100.00%       8.814%     657      $341,853    84.55%    67.51%     98.24%
===============         ===       ===========     ======       ======      ===      ========    =====     =====     ======


                              DISTRIBUTION BY STATE

                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                      MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   STATE               LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
California-North         18       $ 6,120,729      16.89%      8.461%      675      $340,041    79.56%    66.94%     94.92%
California-South         17         6,037,341      16.66       8.035       665       355,138    82.25     73.88     100.00
Florida                  10         3,438,913       9.49       8.944       655       343,891    83.80     49.39     100.00
New York                  8         2,774,928       7.66       9.273       634       346,866    87.84     85.73     100.00
Maryland                  5         1,697,087       4.68       8.652       629       339,417    87.93     81.41     100.00
Nevada                    5         1,678,018       4.63       9.670       671       335,604    91.01     38.21      80.58
Colorado                  4         1,380,161       3.81       8.107       657       345,040    82.06     55.23     100.00
Georgia                   4         1,342,660       3.71      10.178       639       335,665    88.00     74.16     100.00
Ohio                      4         1,247,979       3.44       9.664       689       311,995    97.45     73.45     100.00
Pennsylvania              3         1,073,940       2.96       7.712       696       357,980    79.25     63.05     100.00
New Jersey                3         1,023,744       2.83       9.378       612       341,248    80.88     66.44     100.00
All Others               25         8,420,946      23.24       9.134       647       336,838    86.14     68.56     100.00
------------------      ---       -----------     ------      ------       ---      --------    -----     -----     ------
TOTAL                   106       $36,236,447     100.00%      8.814%      657      $341,853    84.55%    67.51%     98.24%
==================      ===       ===========     ======      ======       ===      ========    =====     =====     ======


                            DISTRIBUTION BY ZIP CODES

                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
                      MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
 ZIP CODES             LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
91311                     2       $   705,949       1.95%     8.174%       644      $352,975    84.43%    100.00%   100.00%
80303                     2           703,398       1.94      7.886        628       351,699    83.04      56.63    100.00
95121                     2           694,031       1.92      7.949        648       347,015    75.96      56.98    100.00
95123                     2           635,758       1.75      7.941        637       317,879    85.00      53.03    100.00
92587                     1           491,815       1.36      7.950        741       491,815    80.00     100.00    100.00
38017                     1           416,307       1.15      9.250        674       416,307    80.00     100.00    100.00
27317                     1           403,040       1.11      7.950        662       403,040    90.00     100.00    100.00
92835                     1           401,515       1.11      7.850        651       401,515    90.00     100.00    100.00
92610                     1           398,079       1.10      7.990        585       398,079    80.00     100.00    100.00
33756                     1           397,427       1.10      8.850        637       397,427    83.07       0.00    100.00
All Others               92        30,989,128      85.52      8.929        658       336,838    84.84      66.20     97.94
---------------         ---       -----------     ------      -----        ---      --------    -----     ------    ------
TOTAL                   106       $36,236,447     100.00%     8.814%       657      $341,853    84.55%     67.51%    98.24%
===============         ===       ===========     ======      =====        ===      ========    =====     ======    ======

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY


                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
 REMAINING               OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
 MONTHS OF            MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
 MATURITY              LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
0 - 180                  18       $ 5,834,033      16.10%      9.188%      653      $324,113    87.48%     67.95%    89.08%
181 - 240                 1           347,209       0.96       7.200       740       347,209    90.00     100.00    100.00
241 - 360                87        30,055,204      82.94       8.761       657       345,462    83.92      67.05    100.00
-------------           ---       -----------     ------       -----       ---      --------    -----     ------    ------
TOTAL                   106       $36,236,447     100.00%      8.814%      657      $341,853    84.55%     67.51%    98.24%
=============           ===       ===========     ======       =====       ===      ========    =====     ======    ======


                        DISTRIBUTION BY AMORTIZATION TYPE

                       NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                         OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE     AVG.      FULL       PCT.
AMORTIZATION          MORTGAGE      BALANCE       BY AGG.       AVG.    AVG. ORIG. PRINCIPAL    ORIG.     DOC.      OWNER
   TYPE                LOANS      OUTSTANDING    PRIN. BAL.   COUPON      FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------        ---------  -------------   -----------  --------   --------   ---------  --------   ------   ---------
Fixed Rate               92       $31,671,247      87.40%      8.743%      656      $344,253    83.87%    65.75%    100.00%
Fixed Rate Balloon       14         4,565,200      12.60       9.309       661       326,086    89.26     79.68      86.05
------------------      ---       -----------     ------       -----       ---      --------    -----     -----     ------
TOTAL                   106       $36,236,447     100.00%      8.814%      657      $341,853    84.55%    67.51%     98.24%
==================      ===       ===========     ======       =====       ===      ========    =====     =====     ======

GROUP I LOAN CAP, GROUP II LOAN CAP, GROUP III LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. These calculations include a 60 bp carve out required by the Financial Guarantee Provider in the event of a basis risk shortfall. *These calculations include the AMBAC insurance premium rate.



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------
                                               Jan-03                                                      Jan-07
                                                8.0463                                                     11.4317
                                                7.7718                                                     11.7616
                                                7.1988                                                     11.5133
                         8.0680                                                       11.7005

                                               Feb-03                                                      Feb-07
                                                8.3351                                                     13.0881
                                                8.0513                                                     13.4641
                                                7.4591                                                     13.1816
                         8.3572                                                       13.3942

                                               Mar-03                                                      Mar-07
                                                8.9932                                                     13.5919
                                                8.6890                                                     13.9819
                                                8.0543                                                     13.6893
                         8.9974                                                       13.8909

                                               Apr-03                                                      Apr-07
                                                7.7779                                                     12.2049
                                                7.5133                                                     12.5520
                                                6.9561                                                     12.2877
                         7.7985                                                       12.4894

                                               May-03                                                      May-07
                                                8.7823                                                     12.2084
                                                8.4019                                                     12.5550
                                                7.8046                                                     12.2922
                         8.7649                                                       12.4873

                                               Jun-03                                                      Jun-07
                                                8.1717                                                     12.6267
                                                7.8192                                                     12.9857
                                                7.2570                                                     12.7138
                         8.1620                                                       12.9208

                                               Jul-03                                                      Jul-07
                                                8.2176                                                     12.6293
                                                7.8255                                                     13.0297
                                                7.2911                                                     12.7170
                         8.1884                                                       12.9307

                                               Aug-03                                                      Aug-07
                                                8.5816                                                     12.1942
                                                8.1236                                                     12.5821
                                                7.5485                                                     12.2796
                         8.5342                                                       12.4915

                                               Sep-03                                                      Sep-07
                                                8.2275                                                     12.1913
                                                7.4984                                                     12.5797
                                                6.8081                                                     12.2772
                         8.0454                                                       12.4888



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------

                                               Oct-03                                                      Oct-07
                                                9.8102                                                     11.7941
                                                9.0574                                                     12.1708
                                                8.5929                                                     11.8778
                         9.6610                                                       12.0771

                                               Nov-03                                                      Nov-07
                                                8.9133                                                     13.0673
                                                8.1571                                                     13.4836
                                                7.9161                                                     13.1602
                         8.7688                                                       13.3857

                                               Dec-03                                                      Dec-07
                                                8.6215                                                     12.6144
                                                7.8907                                                     13.0173
                                                7.6557                                                     12.7048
                         8.4763                                                       12.9167

                                               Jan-04                                                      Jan-08
                                                9.5902                                                     11.4052
                                                8.7634                                                     11.7720
                                                8.5205                                                     11.4879
                         9.4290                                                       11.6854

                                               Feb-04                                                      Feb-08
                                                8.9648                                                     13.0581
                                                8.1726                                                     13.4759
                                                7.9324                                                     13.1526
                         8.8051                                                       13.3770

                                               Mar-04                                                      Mar-08
                                                9.2851                                                     13.0667
                                                8.2677                                                     13.4851
                                                7.9439                                                     13.1618
                         9.0173                                                       13.3742

                                               Apr-04                                                      Apr-08
                                               10.4245                                                     11.7721
                                                8.9067                                                     12.1517
                                                8.7412                                                     11.8587
                         9.9943                                                       12.0615

                                               May-04                                                      May-08
                                               10.1815                                                     13.0548
                                                8.6369                                                     13.4742
                                                9.0059                                                     13.1509
                         9.7736                                                       13.3685

                                               Jun-04                                                      Jun-08
                                                9.5016                                                     12.1656
                                                8.0559                                                     12.5583
                                                8.7772                                                     12.2559
                         9.1570                                                       12.4646

                                               Jul-04                                                      Jul-08
                                               10.5725                                                     12.1682
                                                9.6818                                                     12.5614
                                                9.8352                                                     12.2590
                         10.4113                                                      12.4620

                                               Aug-04                                                      Aug-08
                                                9.8773                                                     12.5853
                                                9.4642                                                     12.9921
                                                9.1561                                                     12.6795
                         9.8603                                                       12.8947

                                               Sep-04                                                      Sep-08
                                               10.3098                                                     11.3840
                                                9.6333                                                     11.7542
                                                9.1559                                                     11.4701
                         10.1735                                                      11.6654

                                               Oct-04                                                      Oct-08
                                               10.8777                                                     13.5270
                                               10.0174                                                     13.9638
                                                9.8904                                                     13.6289

                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------

                         10.6978                                                      13.8528

                                               Nov-04                                                      Nov-08
                                                9.9359                                                     12.1517
                                                9.0838                                                     12.5466
                                                9.1895                                                     12.2441
                         9.7680                                                       12.4515

                                               Dec-04                                                      Dec-08
                                               11.8221                                                     11.7558
                                               10.8202                                                     12.1388
                                               11.1548                                                     11.8457
                         11.6363                                                      12.0411

                                               Jan-05                                                      Jan-09
                                               10.6325                                                     13.0252
                                               10.0168                                                     13.4483
                                               10.0490                                                     13.1248
                         10.5616                                                      13.3460

                                               Feb-05                                                      Feb-09
                                                9.9802                                                     12.1434
                                                9.5788                                                     12.5396
                                                9.4031                                                     12.2370
                         9.9659                                                       12.4437

                                               Mar-05                                                      Mar-09
                                               12.7741                                                     13.5240
                                               12.0153                                                     13.9630
                                               11.6441                                                     13.6279
                         12.6178                                                      13.8384

                                               Apr-05                                                      Apr-09
                                               11.7261                                                     12.1380
                                               10.7738                                                     12.5350
                                               10.7230                                                     12.2323
                         11.5190                                                      12.4386

                                               May-05                                                      May-09
                                               11.8830                                                     12.5655
                                               10.8194                                                     12.9761
                                               11.3209                                                     12.6632
                         11.6723                                                      12.8706

                                               Jun-05                                                      Jun-09
                                               11.4731                                                     11.3610
                                               10.4811                                                     11.7346
                                               11.1204                                                     11.4501
                         11.3018                                                      11.6436

                                               Jul-05                                                      Jul-09
                                               11.8794                                                     13.5000
                                               11.4937                                                     13.9407
                                               11.5394                                                     13.6054
                         11.8976                                                      13.8271

                                               Aug-05                                                      Aug-09
                                               10.7403                                                     12.1273
                                               10.5837                                                     12.5258
                                               10.4297                                                     12.2229
                         10.8217                                                      12.4284


                                               Sep-05                                                      Sep-09
                                               12.4644                                                     11.7270
                                               12.1941                                                     12.1134
                                               11.9499                                                     11.8199
                         12.5141                                                      12.0188


                                               Oct-05                                                      Oct-09
                                               12.2885                                                     13.0053
                                               11.7789                                                     13.4320
                                               11.6764                                                     13.1080
                         12.2434                                                      13.3216

                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------


                                               Nov-05                                                      Nov-09
                                               11.5773                                                     12.1195
                                               11.0314                                                     12.5190
                                               11.2645                                                     12.2159
                         11.5403                                                      12.4209

                                               Dec-05                                                      Dec-09
                                               12.8403                                                     12.1223
                                               12.2528                                                     12.5222
                                               12.6787                                                     12.2190
                         12.8132                                                      12.4184

                                               Jan-06                                                      Jan-10
                                               11.9658                                                     12.5381
                                               11.9090                                                     12.9516
                                               11.8384                                                     12.6382
                         12.1005                                                      12.8498

                                               Feb-06                                                      Feb-10
                                               11.5661                                                     11.3413
                                               11.7109                                                     11.7176
                                               11.4433                                                     11.4326
                         11.7632                                                      11.6248

                                               Mar-06                                                      Mar-10
                                               13.9569                                                     13.4891
                                               14.0666                                                     13.9328
                                               13.6875                                                     13.5967
                         14.1443                                                      13.8051

                                               Apr-06                                                      Apr-10
                                               12.1482                                                     12.9829
                                               12.1564                                                     13.4117
                                               11.9579                                                     13.0872
                         12.3044                                                      13.3057

                                               May-06                                                      May-10
                                               11.7645                                                     12.5332
                                               11.7610                                                     12.9480
                                               11.7505                                                     12.6342
                         11.9213                                                      12.8397

                                               Jun-06                                                      Jun-10
                                               13.0346                                                     11.7046
                                               13.0451                                                     12.0938
                                               13.0198                                                     11.7996
                         13.2180                                                      11.9974

                                               Jul-06                                                      Jul-10
                                               12.5827                                                     12.9807
                                               12.8069                                                     13.4105
                                               12.5806                                                     13.0856
                         12.8219                                                      13.2980

                                               Aug-06                                                      Aug-10
                                               11.7506                                                     12.0966
                                               11.9768                                                     12.4989
                                               11.7493                                                     12.1949

                         11.9852                                                      12.3989

                                               Sept-06                                                     Sep-10
                                               12.5710                                                     12.0941
                                               12.8141                                                     12.4967
                                               12.5702                                                     12.1926

                         12.8219                                                      12.3965


                                               Oct-06                                                      Oct-10
                                               12.6371                                                     12.5204
                                               12.8174                                                     12.9367
                                               12.5734                                                     12.6222
                         12.8575                                                      12.8273



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------


                                               Nov-06                                                      Nov-10
                                               12.2139                                                     11.3202
                                               12.3768                                                     11.6989
                                               12.2996                                                     11.4129
                         12.4414                                                      11.6044

                                               Dec-06                                                      Dec-10
                                               12.6436                                                     13.4521
                                               12.8257                                                     13.8987
                                               12.7328                                                     13.5616
                         12.8774                                                      13.7812

                                                                                                           Jan-11
                                                                                                           12.0844
                                                                                                           12.4880
                                                                                                           12.1834
                                                                                      12.3871


                   DISTRIBUTION DATE                                             DISTRIBUTION DATE
------------------------------------------------------        ----------------------------------------------------
                GROUP I LOAN CAP* (%)                                         GROUP I LOAN CAP* (%)
               GROUP II LOAN CAP* (%)                                        GROUP II LOAN CAP* (%)
               GROUP III LOAN CAP* (%)                                       GROUP III LOAN CAP* (%)
                     WAC CAP (%)                                                   WAC CAP (%)
-----------------------------------------------------         ----------------------------------------------------

                                             Feb-11                                                        Nov-15
                                             11.3134                                                       12.1563
                                             11.6928                                                       12.4910
                                             11.4064                                                       12.1026
                        11.5979                                                       12.3809

                                             Mar-11                                                        Dec-15
                                             13.9770                                                       12.1615
                                             14.4408                                                       12.4955
                                             14.0906                                                       12.1064
                        14.3059                                                       12.3800

                                             Apr-11                                                        Jan-16
                                             12.4998                                                       12.5840
                                             12.9177                                                       12.9288
                                             12.6024                                                       12.5260
                        12.8129                                                       12.8117

                                             May-11                                                        Feb-16
                                             12.5031                                                       11.3868
                                             12.9211                                                       11.6997
                                             12.6056                                                       11.3327
                        12.8105                                                       11.5916

                                             Jun-11                                                        Mar-16
                                             12.0726                                                       13.5374
                                             12.4774                                                       13.9051
                                             12.1719                                                       13.4717
                        12.3757                                                       13.7677

                                             Jul-11                                                        Apr-16
                                             12.4983                                                       12.6478
                                             12.9167                                                       12.9316
                                             12.6009                                                       12.5264
                        12.8059                                                       12.8445

                                             Aug-11                                                        May-16
                                             11.3002                                                       12.6535
                                             11.6809                                                       12.9363
                                             11.3936                                                       12.5583
                        11.5851                                                       12.8463

                                             Sep-11                                                        Jun-16
                                             12.9392                                                       12.2243
                                             13.3725                                                       12.4973
                                             13.0454                                                       12.2307
                        13.2634                                                       12.4204

                                             Oct-11                                                        Jul-16
                                             12.4912                                                       12.8647
                                             12.9103                                                       12.9386
                                             12.5938                                                       12.6624
                        12.7990                                                       12.9754

                                             Nov-11                                                        Aug-16
                                             11.6656                                                       11.6401
                                             12.0586                                                       11.7060
                                             11.7618                                                       11.4544
                        11.9594                                                       11.7409

                                             Dec-11                                                        Sep-16
                                             12.9379                                                       13.3308
                                             13.3717                                                       13.4049
                                             13.0439                                                       13.1180
                        13.2564                                                       13.4423




                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------


                                             Jan-12                                                        Oct-16
                                             12.0568                                                       12.8721
                                             12.4628                                                       13.0453
                                             12.1560                                                       12.6647
                        12.3602                                                       13.0055

                                             Feb-12                                                        Nov-16
                                             11.6592                                                       12.0295
                                             12.0527                                                       12.1913
                                             11.7552                                                       11.8338
                        11.9532                                                       12.1546

                                             Mar-12                                                        Dec-16
                                             13.4203                                                       13.3420
                                             13.8700                                                       13.5197
                                             13.5297                                                       13.1242
                        13.7441                                                       13.4734

                                             Apr-12                                                        Jan-17
                                             12.0503                                                       12.4423
                                             12.4568                                                       12.6080
                                             12.1493                                                       12.2372
                        12.3539                                                       12.5650

                                             May-12                                                        Feb-17
                                             12.0537                                                       12.0370
                                             12.4602                                                       12.1974
                                             12.1524                                                       11.8372
                        12.3518                                                       12.1528

                                             Jun-12                                                        Mar-17
                                             12.4677                                                       14.3887
                                             12.8879                                                       14.6568
                                             12.5697                                                       14.1505
                        12.7813                                                       14.5370

                                             Jul-12                                                        Apr-17
                                             12.4718                                                       12.4488
                                             12.8921                                                       12.6833
                                             12.5735                                                       12.2413
                        12.7792                                                       12.5829

                                             Aug-12                                                        May-17
                                             12.0432                                                       12.0456
                                             12.4500                                                       12.2731
                                             12.1416                                                       11.8438
                        12.3456                                                       12.1700

                                             Sep-12                                                        Jun-17
                                             12.0417                                                       13.3537
                                             12.4487                                                       13.6054
                                             12.1399                                                       13.1305
                        12.3435                                                       13.4901

                                             Oct-12                                                        Jul-17
                                             11.6506                                                       12.8935
                                             12.0448                                                       13.1371
                                             11.7454                                                       12.6767
                        11.9371                                                       13.0195

                                             Nov-12                                                        Aug-17
                                             12.9106                                                       12.0505
                                             13.3458                                                       12.2796
                                             13.0152                                                       11.8469
                        13.2319                                                       12.1675

                                             Dec-12                                                        Sep-17
                                             12.4645                                                       12.8968
                                             12.8851                                                       13.1416
                                             12.5652                                                       12.6788
                        12.7688                                                       13.0178



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------



                                             Jan-13                                                        Oct-17
                                             11.2705                                                       12.9018
                                             11.6531                                                       13.1466
                                             11.3620                                                       12.6827
                        11.5516                                                       13.0169

                                             Feb-13                                                        Nov-17
                                             12.9065                                                       12.4669
                                             13.3419                                                       12.7048
                                             13.0103                                                       12.2549
                        13.2256                                                       12.5766

                                             Mar-13                                                        Dec-17
                                             13.4053                                                       12.9070
                                             13.8559                                                       13.1533
                                             13.5120                                                       12.6874
                        13.7173                                                       13.0146

                                             Apr-13                                                        Jan-18
                                             11.2672                                                       11.6803
                                             11.6498                                                       11.9050
                                             11.3578                                                       11.4805
                        11.5462                                                       11.7759

                                             May-13                                                        Feb-18
                                             13.3909                                                       13.3773
                                             13.8418                                                       13.6336
                                             13.4973                                                       13.1497
                        13.7131                                                       13.4817

                                             Jun-13                                                        Mar-18
                                             12.0306                                                       13.8841
                                             12.4379                                                       14.1491
                                             12.1265                                                       13.6471
                        12.3261                                                       13.9834

                                             Jul-13                                                        Apr-18
                                             11.6400                                                       12.4818
                                             12.0345                                                       12.7223
                                             11.7324                                                       12.2684
                        11.9204                                                       12.5708

                                             Aug-13                                                        May-18
                                             12.8996                                                       12.4860
                                             13.3349                                                       12.7266
                                             13.0013                                                       12.2722
                        13.2136                                                       12.5695

                                             Sep-13                                                        Jun-18
                                             12.0278                                                       12.9244
                                             12.4350                                                       13.1739
                                             12.1225                                                       12.7040
                        12.3206

                                                                                      13.0070
                                             Oct-13
                                             12.0320                                                       Jul-18
                                             12.4391                                                       12.9282
                                             12.1262                                                       13.1784
                        12.3188                                                                            12.7080
                                                                                      13.0053

                                             Nov-13                                                        Aug-18
                                             12.4469                                                       12.4944
                                             12.8676                                                       12.7376
                                             12.5440                                                       12.2820
                        12.7477                                                       12.5649

                                             Dec-13                                                        Sep-18
                                             12.4514                                                       12.4978
                                             12.8719                                                       12.7418
                                             12.5479                                                       12.2855
                        12.7459                                                       12.5633



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------



                                             Jan-14                                                        Oct-18
                                             11.6301                                                       12.0944
                                             12.0243                                                       12.3253
                                             11.7202                                                       11.8813
                        11.9101                                                       12.1502

                                             Feb-14                                                        Nov-18
                                             12.4447                                                       13.4066
                                             12.8652                                                       13.6613
                                             12.5404                                                       13.1707
                        12.7423                                                       13.4673

                                             Mar-14                                                        Dec-18
                                             13.3925                                                       12.9374
                                             13.8424                                                       13.1848
                                             13.4938                                                       12.7100
                        13.6935                                                       12.9965

                                             Apr-14                                                        Jan-19
                                             11.6283                                                       11.7047
                                             12.0223                                                       11.9307
                                             11.7170                                                       11.4985
                        11.9052                                                       11.7588

                                             May-14                                                        Feb-19
                                             12.8981                                                       13.3995
                                             13.3326                                                       13.6579
                                             12.9952                                                       13.1656
                        13.1971                                                       13.4616

                                             Jun-14                                                        Mar-19
                                             12.0219                                                       13.8971
                                             12.4283                                                       14.1661
                                             12.1123                                                       13.6555
                        12.3054                                                       13.9619

                                             Jul-14                                                        Apr-19
                                             12.0264                                                       11.6986
                                             12.4325                                                       11.9276
                                             12.1161                                                       11.4941
                        12.3038                                                       11.7538

                                             Aug-14                                                        May-19
                                             12.4419                                                       13.8923
                                             12.8616                                                       14.1632
                                             12.5341                                                       13.6520
                        12.7323                                                       13.9578

                                             Sep-14                                                        Jun-19
                                             11.2560                                                       12.4877
                                             11.6374                                                       12.7333
                                             11.3393                                                       12.2713
                        11.5189                                                       12.5472

                                             Oct-14                                                        Jul-19
                                             13.3783                                                       12.0767
                                             13.8274                                                       12.3154
                                             13.4755                                                       11.8676
                        13.6813                                                       12.1346

                                             Nov-14                                                        Aug-19
                                             12.0207                                                       13.3858
                                             12.4263                                                       13.6502
                                             12.1080                                                       13.1557
                        12.2978                                                       13.4501

                                             Dec-14                                                        Sep-19
                                             11.6308                                                       12.4814
                                             12.0233                                                       12.7296
                                             11.7145                                                       12.2667
                        11.8933                                                       12.5419



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------



                                             Jan-15                                                        Oct-19
                                             12.8910                                                       12.4793
                                             13.3242                                                       12.7283
                                             12.9829                                                       12.2653
                        13.1842                                                       12.5401

                                             Feb-15                                                        Nov-19
                                             12.0207                                                       12.9131
                                             12.4257                                                       13.1712
                                             12.1059                                                       12.6926
                        12.2935                                                       12.9763

                                             Mar-15                                                        Dec-19
                                             13.3883                                                       12.9110
                                             13.8358                                                       13.1697
                                             13.4810                                                       12.6911
                        13.6734                                                       12.9744

                                             Apr-15                                                        Jan-20
                                             12.0211                                                       12.0646
                                             12.4256                                                       12.3078
                                             12.1048                                                       11.8590
                        12.2908                                                       12.1243

                                             May-15                                                        Feb-20
                                             12.5807                                                       12.9068
                                             12.8643                                                       13.1669
                                             12.5322                                                       12.6881
                        12.8012                                                       12.9708

                                             Jun-15                                                        Mar-20
                                             11.3789                                                       13.3704
                                             11.6363                                                       13.6401
                                             11.3340                                                       13.1448
                        11.5818                                                       13.4369

                                             Jul-15                                                        Apr-20
                                             13.5236                                                       12.4671
                                             13.8262                                                       12.7201
                                             13.4692                                                       12.2566
                        13.7559                                                       12.5295

                                             Aug-15                                                        May-20
                                             12.1533                                                       12.9006
                                             12.4262                                                       13.1627
                                             12.1032                                                       12.6837
                        12.3655                                                       12.9654

                                             Sep-15                                                        Jun-20
                                             11.7556                                                       11.6714
                                             12.0195                                                       11.9098
                                             11.7060                                                       11.4748
                        11.9592                                                       11.7305

                                             Oct-15                                                        Jul-20
                                             13.0393                                                       13.8606
                                             13.3296                                                       14.1417
                                             12.9830                                                       13.6295
                        13.2573                                                       13.9303


                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------


                                             Aug-20                                                           May-25
                                             12.4592                                                          13.2783
                                             12.7133                                                          13.5393
                                             12.2511                                                          13.0950
                                             12.5223                                                          13.3478

                                             Sep-20                                                           Jun-25
                                             12.0492                                                          12.3825
                                             12.2955                                                          12.6260
                                             11.8482                                                          12.2118
                                             12.1104                                                          12.4475

                                             Oct-20                                                           Jul-25
                                             13.3557                                                          12.3822
                                             13.6276                                                          12.6249
                                             13.1346                                                          12.2121
                                             13.4234                                                          12.4470

                                             Nov-20                                                           Aug-25
                                             12.4535                                                          12.8146
                                             12.7079                                                          13.0647
                                             12.2472                                                          12.6397
                                             12.5169                                                          12.8815

                                             Dec-20                                                           Sep-25
                                             12.4516                                                          11.5948
                                             12.7062                                                          11.8214
                                             12.2459                                                          11.4365
                                             12.5151                                                          11.6555

                                             Jan-21                                                           Oct-25
                                             12.8847                                                          13.7723
                                             13.1479                                                          14.0384
                                             12.6728                                                          13.5865
                                             12.9504                                                          13.8437

                                             Feb-21                                                           Nov-25
                                             11.6571                                                          12.3813
                                             11.8964                                                          12.6208
                                             11.4650                                                          12.2144
                                             11.7169                                                          12.4456

                                             Mar-21                                                           Dec-25
                                             13.8438                                                          11.9756
                                             14.1260                                                          12.2067
                                             13.6181                                                          11.8146
                                             13.9144                                                          12.0377

                                             Apr-21                                                           Jan-26
                                             13.3438                                                          13.2765
                                             13.6164                                                          13.5305
                                             13.1265                                                          13.0997
                                             13.4121                                                          13.3449

                                             May-21                                                           Feb-26
                                             12.8771                                                          12.3813
                                             13.1407                                                          12.6179
                                             12.6677                                                          12.2166
                                             12.9433                                                          12.4451

                                             Jun-21                                                           Mar-26
                                             12.0331                                                          13.7723
                                             12.2802                                                          14.0331
                                             11.8373                                                          13.5910
                                             12.0952                                                          13.8428



                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------

                                             Jul-21                                                           Apr-26
                                             13.3380                                                          12.3816
                                             13.6108                                                          12.6161
                                             13.1227                                                          12.2187
                                             13.4067                                                          12.4451

                                             Aug-21                                                           May-26
                                             12.4371                                                          12.8146
                                             12.6923                                                          13.0558
                                             12.2362                                                          12.6470
                                             12.5013                                                          12.8800

                                             Sep-21                                                           Jun-26
                                             12.4353                                                          11.5955
                                             12.6906                                                          11.8135
                                             12.2351                                                          11.4439
                                             12.4997                                                          11.6547

                                             Oct-21                                                           Jul-26
                                             12.8681                                                          13.7737
                                             13.1319                                                          14.0294
                                             12.6617                                                          13.5961
                                             12.9347                                                          13.8432

                                             Nov-21                                                           Aug-26
                                             11.6421                                                          12.3833
                                             11.8819                                                          12.6128
                                             11.4551                                                          12.2236
                                             11.7027                                                          12.4458

                                             Dec-21                                                           Sep-26
                                             13.8263                                                          11.9782
                                             14.1090                                                          12.1992
                                             13.6066                                                          11.8243
                                             13.8979                                                          12.0384

                                             Jan-22                                                           Oct-26
                                             12.4286                                                          13.2801
                                             12.6839                                                          13.5225
                                             12.2307                                                          13.1114
                                             12.4933                                                          13.3463

                                             Feb-22                                                           Nov-26
                                             11.6374                                                          12.3854
                                             11.8773                                                          12.6107
                                             11.4521                                                          12.2285
                                             11.6982                                                          12.4471

                                             Mar-22                                                           Dec-26
                                             14.3550                                                          12.3864
                                             14.6481                                                          12.6100
                                             14.1292                                                          12.2303
                                             14.4294                                                          12.4477

                                             Apr-22                                                           Jan-27
                                             12.8578                                                          12.8203
                                             13.1216                                                          13.0498
                                             12.6553                                                          12.6599
                                             12.9249                                                          12.8833

                                             May-22                                                           Feb-27
                                             12.8562                                                          11.6014
                                             13.1199                                                          11.8083
                                             12.6543                                                          11.4564
                                             12.9233                                                          11.6583

                                             Jun-22                                                           Mar-27
                                             12.4205                                                          13.7817
                                             12.6757                                                          14.0235
                                             12.2258                                                          13.6118
                                             12.4856                                                          13.8483


                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------


                                             Jul-22                                                           Apr-27
                                             12.8530                                                          13.2873
                                             13.1166                                                          13.5187
                                             12.6523                                                          13.1241
                                             12.9202                                                          13.3511

                                             Aug-22                                                           May-27
                                             11.6285                                                          12.8259
                                             11.8681                                                          13.0476
                                             11.4467                                                          12.6694
                                             11.6898                                                          12.8872

                                             Sep-22                                                           Jun-27
                                             13.3136                                                          11.9885
                                             13.5862                                                          12.1942
                                             13.1074                                                          11.8427
                                             13.3833                                                          12.0454

                                             Oct-22                                                           Jul-27
                                             12.8483                                                          13.2927
                                             13.1117                                                          13.5174
                                             12.6496                                                          13.1327
                                             12.9158                                                          13.3550

                                             Nov-22                                                           Aug-27
                                             12.0064                                                          12.3985
                                             12.2532                                                          12.6063
                                             11.8207                                                          12.2497
                                             12.0697                                                          12.4561

                                             Dec-22                                                           Sep-27
                                             13.3090                                                          12.4007
                                             13.5812                                                          12.6060
                                             13.1048                                                          12.2530
                                             13.3788                                                          12.4577

                                             Jan-23                                                           Oct-27
                                             12.4102                                                          12.8365
                                             12.6648                                                          13.0459
                                             12.2198                                                          12.6849
                                             12.4756                                                          12.8948

                                             Feb-23                                                           Nov-27
                                             12.0023                                                          11.6175
                                             12.2488                                                          11.8052
                                             11.8185                                                          11.4804
                                             12.0657                                                          11.6698

                                             Mar-23                                                           Dec-27
                                             14.3345                                                          13.8023
                                             14.6264                                                          14.0204
                                             14.1174                                                          13.6418
                                             14.4097                                                          13.8632


                                             Apr-23                                                           Jan-28
                                             12.4061                                                          12.4116
                                             12.6602                                                          12.6054
                                             12.2176                                                          12.2675
                                             12.4717                                                          12.4658


                                             May-23                                                           Feb-28
                                             11.9984                                                          11.6261
                                             12.2444                                                          11.8050
                                             11.8164                                                          11.4921
                                             12.0619                                                          11.6762

                                             Jun-23                                                           Mar-28
                                             13.3003                                                          14.3472
                                             13.5715                                                          14.5618
                                             13.1002                                                          14.1842
                                             13.3705                                                          14.4073


                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------


                                             Jul-23                                                           Apr-28
                                             12.8357                                                          12.4224
                                             13.0976                                                          12.6057
                                             12.6429                                                          12.2816
                                             12.9035                                                          12.4737

                                             Aug-23                                                           May-28
                                             11.9948                                                          12.0195
                                             12.2401                                                          12.1931
                                             11.8146                                                          11.8838
                                             12.0584                                                          12.0682

                                             Sep-23                                                           Jun-28
                                             12.8332                                                          13.3299
                                             13.0947                                                          13.5169
                                             12.6417                                                          13.1811
                                             12.9010                                                          13.3823

                                             Oct-23                                                           Jul-28
                                             12.8320                                                          12.8706
                                             13.0932                                                          13.0467
                                             12.6412                                                          12.7281
                                             12.8998                                                          12.9199

                                             Nov-23                                                           Aug-28
                                             12.3975                                                          12.0339
                                             12.6501                                                          12.1942
                                             12.2136                                                          11.9008
                                             12.4632                                                          12.0787

                                             Dec-23                                                           Sep-28
                                             12.8296                                                          12.8822
                                             13.0903                                                          13.0478
                                             12.6402                                                          12.7413
                                             12.8975                                                          12.9284

                                             Jan-24                                                           Oct-28
                                             11.6077                                                          12.8887
                                             11.8444                                                          13.0485
                                             11.4361                                                          12.7483
                                             11.6695                                                          12.9331

                                             Feb-24                                                           Nov-28
                                             13.2904                                                          12.4603
                                             13.5594                                                          12.6089
                                             13.0959                                                          12.3257
                                             13.3607                                                          12.5016

                                             Mar-24                                                           Dec-28
                                             13.2894                                                          12.9034
                                             13.5579                                                          13.0501
                                             13.0955                                                          12.7648
                                             13.3596                                                          12.9438

                                             Apr-24                                                           Jan-29
                                             11.6049                                                          11.6835
                                             11.8406                                                          11.8102
                                             11.4351                                                          11.5581
                                             11.6666                                                          11.7181

                                             May-24                                                           Feb-29
                                             13.7833                                                          13.3871
                                             14.0606                                                          13.5232
                                             13.5840                                                          13.2447
                                             13.8560                                                          13.4239

                                             Jun-24                                                           Mar-29
                                             12.3904                                                          13.8975
                                             12.6405                                                          14.0289
                                             12.2111                                                          13.7508
                                             12.4561                                                          13.9324

                                             Jul-24                                                           Apr-29
                                             11.9836                                                          12.5052
                                             12.2255                                                          12.6147
                                             11.8106                                                          12.3727
                                             12.0472                                                          12.5336

                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      --------------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      --------------------------------------------------------


                                             Aug-24                                                           May-29
                                             13.2845                                                          12.5169
                                             13.5509                                                          12.6164
                                             13.0942                                                          12.3843
                                             13.3546                                                          12.5418

                                             Sep-24                                                           Jun-29
                                             12.3879                                                          12.9675
                                             12.6367                                                          13.0589
                                             12.2106                                                          12.8300
                                             12.4534                                                          12.9891

                                             Oct-24                                                           Jul-29
                                             12.3871                                                          12.9823
                                             12.6354                                                          13.0609
                                             12.2106                                                          12.8439
                                             12.4526                                                          12.9993

                                             Nov-24                                                           Aug-29
                                             12.8193                                                          12.5600
                                             13.0753                                                          12.6225
                                             12.6375                                                          12.4244
                                             12.8869                                                          12.5715

                                             Dec-24                                                           Sep-29
                                             12.8186                                                          12.5780
                                             13.0741                                                          12.6250
                                             12.6375                                                          12.4405
                                             12.8861                                                          12.5834

                                             Jan-25                                                           Oct-29
                                             11.9793                                                          12.1857
                                             12.2183                                                          12.2144
                                             11.8103                                                          12.0503
                                             12.0426                                                          12.1844

                                             Feb-25                                                           Nov-29
                                             12.8173                                                          13.5176
                                             13.0716                                                          13.5433
                                             12.6378                                                          13.3800
                                             12.8847                                                          13.5149

                                             Mar-25                                                           Dec-29
                                             13.7750                                                          13.0572
                                             14.0468                                                          13.0756
                                             13.5835                                                          12.9347
                                             13.8472                                                          13.0531

                                             Apr-25                                                           Jan-30
                                             11.9777                                                          11.8370
                                             12.2149                                                          11.8390
                                             11.8108                                                          11.7271
                                             12.0407                                                          11.8275

                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      -------------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      -------------------------------------------------------

                                             Feb-30                                                           Jun-31
                                             13.5645                                                          13.3318
                                             13.5629                                                          13.0374
                                             13.4551                                                          13.3445
                                             13.5537                                                          13.1845

                                             Mar-30                                                           Jul-31
                                             14.0897                                                          13.3812
                                             14.0781                                                          13.0823
                                             13.9888                                                          13.3324
                                             14.0757                                                          13.2205

                                             Apr-30                                                           Aug-31
                                             11.8825                                                          13.9274
                                             11.8633                                                          13.5878
                                             11.8079                                                          13.7785
                                             11.8678                                                          13.7256

                                             May-30                                                           Sep-31
                                             14.1363                                                          12.7453
                                             14.1003                                                          12.3533
                                             14.0695                                                          12.4383
                                             14.1153                                                          12.4869

                                             Jun-30                                                           Oct-31
                                             12.7424                                                          15.2549
                                             12.6894                                                          14.7707
                                             12.6959                                                          14.7337
                                             12.7163                                                          14.9152

                                             Jul-30                                                           Nov-31
                                             12.3632                                                          13.7174
                                             12.2879                                                          13.4068
                                             12.3155                                                          13.2591
                                             12.3272                                                          13.4864

                                             Aug-30                                                           Dec-31
                                             13.7520                                                          13.2678
                                             13.6384                                                          13.0113
                                             13.6994                                                          12.8291
                                             13.6987                                                          13.0673

                                             Sep-30                                                           Jan-32
                                             12.8779                                                          14.6992
                                             12.7395                                                          14.4834
                                             12.8260                                                          14.2178
                                             12.8136                                                          14.5148

                                             Oct-30                                                           Feb-32
                                             12.9395                                                          13.7024
                                             12.7619                                                          13.5977
                                             12.8821                                                          13.2593
                                             12.8568                                                          13.5924

                                             Nov-30                                                           Mar-32
                                             13.4675                                                          13.6861
                                             13.2340                                                          13.7429
                                             13.3998                                                          13.3133
                                             13.3575                                                          13.6876

                                             Dec-30                                                           Apr-32
                                             13.4953                                                          14.0126
                                             13.2639                                                          14.8675
                                             13.4829                                                          14.3458
                                             13.3903                                                          14.8069


                    DISTRIBUTION DATE                                            DISTRIBUTION DATE
--------------------------------------------------------      ----------------------------------------------------
                 GROUP I LOAN CAP* (%)                                        GROUP I LOAN CAP* (%)
                GROUP II LOAN CAP* (%)                                       GROUP II LOAN CAP* (%)
                GROUP III LOAN CAP* (%)                                      GROUP III LOAN CAP* (%)
                      WAC CAP (%)                                                  WAC CAP (%)
--------------------------------------------------------      ----------------------------------------------------

                                             Jan-31                                                           May-32
                                             12.6456                                                              N/A
                                             12.4298                                                          14.3420
                                             12.6935                                                          14.0652
                                             12.5522                                                          14.3288

                                             Feb-31                                                           Jun-32
                                             13.5696                                                              N/A
                                             13.3387                                                          13.3715
                                             13.6961                                                          14.4334
                                             13.4749                                                          13.3506

                                             Mar-31
                                             14.6360
                                             14.3745
                                             14.8727
                                             14.5347

                                             Apr-31
                                             12.7924
                                             12.5326
                                             12.9312
                                             12.6806

                                             May-31
                                             14.2261
                                             13.9305
                                             14.3195
                                             14.0899